Exhibit 10.34B
EXHIBITS AND SCHEDULES TO THE
CREDIT AND GUARANTY AGREEMENT
DATED AS OF JUNE 12, 2007
(Portions of this Exhibit have been omitted
pursuant to a request for confidential treatment)
SCHEDULES

1.1(a)	Existing Letters of Credit

1.1(b)	Guarantors

1.1(d)	Subordination Terms

1.1(e)	Mortgages and Title Policies

1.1(f)	Secured Hedge Agreements

1.1(g)	Existing Indebtedness

2.1	Commitments and Pro Rata Shares

5.8(c)	Closing Date Mortgaged Properties

5.9(c)	Environmental Matters

5.13	Subsidiaries and Other Equity Investments

5.17	Intellectual Property Matters

7.3(k)	List of Agreements Prohibiting Subordination of Intercompany Indebtedness

10.10(e)	Certain Closing Actions

11.2	Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS

Form of

A	Borrowing Notice

B	L/C Certificate

C	Continuation/Conversion Notice

D	Revolving Credit Note

E	Compliance Certificate

F	Assignment and Assumption

G	Assumption and Joinder

H	Incremental Term Loan Commitment Agreement

I	Incremental RL Commitment Agreement

SCHEDULE 1.1(a)
EXISTING LETTERS OF CREDIT

Date of Issue	Letter of Credit #	Issuing Bank	Bank Cr. Rating	Amount	Beneficiary	Expiry Date	On Behalf Of
[***] REVOLVING LETTERS OF CREDIT
12/5/2006	[***]	[***]		[***]	[***]	12/31/2007	RES
12/5/2006	[***]	[***]		[***]	[***]	12/4/2007	RES
2/20/2007	[***]	[***]		[***]	[***]	12/31/2007	RES
2/23/2007	[***]	[***]		[***]	[***]	12/31/2007	REWG
2/23/2007	[***]	[***]		[***]	[***]	3/31/2008	OPMW
2/26/2007	[***]	[***]		[***]	[***]	12/31/2007	OPMW
3/1/2007	[***]	[***]		[***]	[***]	2/28/2008	REWG
3/12/2007	[***]	[***]		[***]	[***]	12/31/2007	RES
3/19/2007	[***]	[***]		[***]	[***]	12/30/2007	RES
3/21/2007	[***]	[***]		[***]	[***]	2/28/2008	RESE
3/23/2007	[***]	[***]		[***]	[***]	2/28/2008	RESE
5/11/2007	[***]	[***]		[***]	[***]	5/10/2008	RES
5/31/2007	[***]	[***]		[***]	[***]	7/15/2007	RES
6/1/2007	[***]	[***]		[***]	[***]	9/30/2007	RES
6/4/2007	[***]	[***]		[***]	[***]	12/31/2007	RES
6/5/2007	[***]	[***]		[***]	[***]	6/22/2007	RES
5/9/2003	[***]	[***]		[***]	[***]	9/30/2007	RES
11/1/2006	[***]	[***]		[***]	[***]	11/1/2007	RRI
11/17/2006	[***]	[***]		[***]	[***]	11/17/2007	RRI

	16	[***] sub total		$[***]

[***] REVOLVING LETTERS OF CREDIT
9/14/2005	[***]	[***]		[***]	[***]	1/16/2008	REES
11/8/2006	[***]	[***]		[***]	[***]	12/31/2007	RES
2/14/2007	[***]	[***]		[***]	[***]	1/2/2008	RE Solutions East
3/5/2007	[***]	[***]		[***]	[***]	2/28/2008	RE Solutions East
3/5/2007	[***]	[***]		[***]	[***]	3/1/2008	RE Solutions East
3/9/2007	[***]	[***]		[***]	[***]	3/6/2008	RRI
3/20/2007	[***]	[***]		[***]	[***]	6/30/2007	RES
5/30/2007	[***]	[***]		[***]	[***]	4/30/2008	RE Solutions East
5/31/2007	[***]	[***]		[***]	[***]	12/31/2007	RES
5/31/2007	[***]	[***]		[***]	[***]	6/30/2008	RES
6/8/2007	[***]	[***]		[***]	[***]	1/15/2008	RES

	11	[***] sub total		$[***]

***	The confidential content of this Schedule 1.1(a) has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Date of Issue	Letter of Credit #	Issuing Bank	Bank Cr. Rating	Amount	Beneficiary	Expiry Date	On Behalf Of
[***] REVOLVING LETTERS OF CREDIT
2/18/2005	[***]	[***]		[***]	[***]	9/28/2007	RES
5/30/2006	[***]	[***]		[***]	[***]	2/28/2008	REF
9/8/2006	[***]	[***]		[***]	[***]	8/31/2007	RE Solutions East
9/8/2006	[***]	[***]		[***]	[***]	8/31/2007	RE Solutions East
9/8/2006	[***]	[***]		[***]	[***]	8/31/2007	RE Solutions East
9/8/2006	[***]	[***]		[***]	[***]	8/31/2007	RE Solutions East
9/8/2006	[***]	[***]		[***]	[***]	8/31/2007	RE Solutions East
9/8/2006	[***]	[***]		[***]	[***]	8/31/2007	RE Solutions East
10/19/2006	[***]	[***]		[***]	[***]	10/15/2007	RES
3/13/2007	[***]	[***]		[***]	[***]	3/1/2008	RES

	10	[***] sub total		$[***]

	Total Revolving Letters of Credit			$[***]

PRE-FUNDED LETTERS OF CREDIT
4/11/2003	[***]	[***]		[***]	[***]	6/30/2007	RES
5/15/2003	[***]	[***]		[***]	[***]	6/15/2007	RES
8/13/2003	[***]	[***]		[***]	[***]	8/31/2007	RES
1/13/2004	[***]	[***]		[***]	[***]	1/12/2008	REMA
1/13/2004	[***]	[***]		[***]	[***]	1/12/2008	REMA
3/10/2004	[***]	[***]		[***]	[***]	12/31/2007	RES
4/1/2004	[***]	[***]		[***]	[***]	12/23/2007	RES
7/13/2004	[***]	[***]		[***]	[***]	7/12/2007	REMA
11/12/2004	[***]	[***]		[***]	[***]	12/31/2007	RES
10/25/2006	[***]	[***]		[***]	[***]	6/30/2007	RE Ell, Mand, Orm
11/8/2006	[***]	[***]		[***]	[***]	10/30/2007	REWG
11/17/2006	[***]	[***]		[***]	[***]	11/17/2007	RRI
11/22/2006	[***]	[***]		[***]	[***]	11/22/2007	REI
11/29/2006	[***]	[***]		[***]	[***]	11/29/2007	REWG
11/29/2006	[***]	[***]		[***]	[***]	11/29/2007	RRI
11/29/2006	[***]	[***]		[***]	[***]	10/31/2007	RES
1/16/2007	[***]	[***]		[***]	[***]	1/16/2008	REMA
1/18/2007	[***]	[***]		[***]	[***]	1/17/2008	RES
1/25/2007	[***]	[***]		[***]	[***]	12/31/2007	REWG
1/25/2007	[***]	[***]		[***]	[***]	12/31/2007	RE Eti
1/26/2007	[***]	[***]		[***]	[***]	12/31/2007	RES
2/16/2007	[***]	[***]		[***]	[***]	12/31/2007	RES

47

	Total Pre-Funded Letters of Credit			$[***]

***	The confidential content of this Schedule 1.1(a) has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 1.1(b)
GUARANTORS
Reliant Energy Asset Management, LLC
Reliant Energy Broadband, Inc.
Reliant Energy California Holdings, LLC
Reliant Energy CapTrades Holding Corp.
Reliant Energy Communications, Inc.
Reliant Energy Coolwater, Inc.
Reliant Energy Corporate Services, LLC
Reliant Energy Electric Solutions, LLC
Reliant Energy Ellwood, Inc.
Reliant Energy Etiwanda, Inc.
Reliant Energy Florida, LLC
Reliant Energy Key/Con Fuels, LLC
Reliant Energy Mandalay, Inc.
Reliant Energy Northeast Generation, Inc.
Reliant Energy Northeast Holdings, Inc.
Reliant Energy Ormond Beach, Inc.
Reliant Energy Power Generation, Inc.
Reliant Energy Sabine (Delaware), Inc.
Reliant Energy Sabine (Texas), Inc.
Reliant Energy Services, Inc.
Reliant Energy Services Desert Basin, LLC
Reliant Energy Services Mid-Stream, LLC
Reliant Energy Seward, LLC
Reliant Energy Solutions East, LLC
Reliant Energy Trading Exchange, Inc.
Reliant Energy Ventures, Inc.
Reliant Energy Wholesale Generation, LLC

SCHEDULE 1.1(d)
SUBORDINATION TERMS
ARTICLE [___]
DEFINITIONS
     “Credit Agreement” means the Credit and Guaranty Agreement dated as of June 12, 2007 by and among Reliant Energy, Inc, as Borrower, the other Loan Parties referred to therein, as Guarantors, the other Lenders party thereto, and Deutsche Bank AG New York Branch as Administrative Agent and all collateral documents, guaranties, agreements and instruments executed in connection therewith, in each case, as amended, amended and restated, modified, renewed, refunded, replaced or refinanced from time to time, including, without limitation, increases in principal amount and extensions of term loans and other financings.
     “Designated Senior Indebtedness” means any and all Indebtedness outstanding under the Credit Agreement.
     “Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:
(1)	interest rate swap agreements, interest rate cap agreements and interest rate collar agreements; and

(2)	other agreements or arrangements designed to protect such Person against fluctuations in interest rates, currency rates or commodity prices.
     “Holder” means a Person in whose name a Security is registered in the Security Register.
     “Indebtedness” means, with respect to any specified Person, any indebtedness of such Person, whether or not contingent:
(1)	in respect of borrowed money;

(2)	evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);

(3)	in respect of banker’s acceptances;

(4)	representing capital lease obligations;

(5)	representing the balance deferred and unpaid of the purchase price of any property, except any such balance that constitutes an accrued expense, trade payable or representing secured floor plan financing; or

(6)	representing any Hedging Obligations,

if and to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term “Indebtedness” includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person but not to exceed an aggregate principal amount of such Indebtedness equal to the fair market value of all such assets of such Person encumbered to secure such indebtedness) and, to the extent not otherwise included, the guarantee by the specified Person of any Indebtedness of any other Person.
     “Indenture” or “this Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section [___].
     “Obligations” means the principal, interest, penalties, fees, taxes, costs, indemnifications, reimbursements, damages and other liabilities payable under any documentation governing, securing or relating to any Indebtedness, whether or not a claim in respect thereof has been asserted and including, without limitation, Post-Petition Interest accruing or payable at the then applicable rate provided for in the applicable documentation.
     “Post-Petition Interest” shall mean interest accruing after the filing of any petition in bankruptcy, or the commencement of any case, proceeding or action relating to the bankruptcy, reorganization or insolvency of the Company or any of its Subsidiaries (or interest that would accrue but for the operation of applicable bankruptcy, reorganization or insolvency laws), whether or not a claim for post-filing or post-petition interest is allowed or allowable as a claim in any such case, proceeding or action.
     “Representative” means any trustee, agent or representative (if any) for an issue of Senior Indebtedness.
     “Security” or “Securities” means any note or notes, bond or bonds, debenture or debentures, or any other evidences of Indebtedness, of any series, authenticated and delivered from time to time under this Indenture.
     “Senior Indebtedness” means the principal of, premium, if any, and interest on, and all other Obligations payable in connection with (i) all the Company’s Indebtedness for money borrowed, for reimbursement of drawings under letters of credit and for Hedging Obligations, in each case, other than the Securities, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, except such Indebtedness that is by its terms expressly stated to be not superior in right of payment to the Securities or to rank pari passu with the Securities and shall include, all Obligations under, or relating to, the Designated Senior Indebtedness, and (ii) any deferrals, renewals, refinancings, replacements, or extensions of any such Senior Indebtedness; provided, however, that Senior Indebtedness shall not include (1) any obligation of the Company to any Subsidiary, (2) any liability for Federal, state, local or other taxes owed or owing by the Company, (3) any trade accounts payable or other liability to trade creditors, in each case, arising from the provision to the Company of goods or services in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities), (4) any obligations with respect to any capital stock of the Company, except in respect of any mandatory redemptions thereof, or (5) any Indebtedness to the extent incurred in violation of this Indenture. The term “Indebtedness for money borrowed” as used herein shall include, without limitation, any obligation of, or any obligation guaranteed by, the Company for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, and any obligation deferred for more than 180 days for the payment of the purchase price of property or assets (other than any obligation described in clause (3) of this definition).
     “Stated Maturity” means as to any Senior Indebtedness at any time, the final maturity date expressed as of such time in the documents governing such Senior Indebtedness.
ARTICLE [___]
SUBORDINATION
     Section [A]. Agreement To Subordinate. The Company agrees, and each Holder by accepting a Security agrees, that the Indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article [___], to the prior indefeasible payment in full in cash of all Obligations in respect of Senior Indebtedness, and that such subordination is for the benefit of and enforceable by the holders of Senior Indebtedness. Only Indebtedness of the Company which is Senior Indebtedness shall rank senior to the Securities in accordance with the provisions set forth herein. All provisions of this Article [___] shall be subject to Section [L] of this Article [___].
     Section [B]. Liquidation, Dissolution, Bankruptcy. Upon any payment or distribution of the assets of the Company to creditors upon a total or partial liquidation or a total or partial dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its respective properties: (1) holders of Senior Indebtedness shall be entitled to receive payment in full in cash of all Obligations in respect of Senior Indebtedness before the Holders of Securities shall be entitled to receive any payment of principal of or interest on or other amounts with respect to the Securities; and (2) until all Obligations (as provided in clause (1)) in respect of the Senior Indebtedness is paid indefeasibly in full in cash, any distribution to which the Holders of Securities would be entitled but for this Article [___] shall be made to holders of Senior Indebtedness as their interests may appear, except that Holders of Securities may receive shares of stock and any debt securities that (i) are subordinated to Senior Indebtedness to at least the same extent as the Securities are subordinated to the Senior Indebtedness and (ii) do not provide for mandatory redemptions (in the case of shares of stock) or the payment of principal (in the case of debt securities) prior to the Stated Maturity of any Senior Indebtedness.
     Section [C]. Default on Senior Indebtedness. The Company may not pay the principal of or interest on or other amounts with respect to the Securities, make any deposit pursuant to Section [___] [REF. TO SECTION REQUIRING ADVANCE DEPOSITS FOR PAYMENTS ON SECURITIES BEFORE DUE DATES AND DEFEASANCE PAYMENTS] or repurchase, redeem or otherwise acquire or retire any Securities (collectively, “pay the Securities”) if (i) any default in payment of Obligations in respect of any Designated Senior Indebtedness shall occur or (ii) any other default on Designated Senior Indebtedness occurs and the maturity of such Designated Senior Indebtedness is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded or (y) all Obligations in respect of such Designated Senior Indebtedness has been indefeasibly paid in full in cash; provided, however, that the Company may pay the Securities without regard to the foregoing if the Company and the Trustee receive written notice approving such payment from the Representatives of the Designated Senior Indebtedness with respect to which either of the events set forth in clause (i) or (ii) above has occurred or is continuing. During the continuance of any default (other than a default described in clause (i) or (ii) of the preceding sentence) with respect to any Designated Senior Indebtedness, pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Company may not pay the Securities for a period (a “Payment Blockage Period”) commencing upon the receipt by the Trustee (with a copy to the Company) of written notice (a “Blockage Notice”) of such default from the Representative of such Designated Senior Indebtedness specifying an election to effect a Payment Blockage Period, and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Trustee and the Company from the Person or Persons who gave such Blockage Notice, (ii) by payment in full in cash of all Obligations in respect of such Designated Senior Indebtedness, or (iii) unless the Designated Senior Indebtedness has been accelerated, because the default giving rise to such Blockage Notice is no longer continuing). Notwithstanding the provisions described in the immediately preceding sentence (but subject to the provisions contained in the first sentence of this Section), unless the holders of such Senior Indebtedness or the Representative of such holders shall have accelerated the maturity of such Senior Indebtedness, the Company may resume payments on the Securities after such Payment Blockage Period if this Article [     ] otherwise permits such payments at that time. No more than one Blockage Notice may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to Senior Indebtedness during such period.
     Section [D]. Acceleration of Payment of Securities. If payment of the Securities is accelerated because of an Event of Default, the Company or the Trustee shall promptly notify the holders of the Senior Indebtedness (or their Representatives) of the acceleration. If any Senior Indebtedness is outstanding, the Company may not pay the Securities until five Business Days after holders of the Senior Indebtedness (or their Representatives) receive notice of such acceleration and, thereafter, may pay the Securities only if this Article [___] otherwise permits payments at that time.
     Section [E]. When Distributions Must Be Paid Over. In the event that the Trustee or any Holder receives any payment of any Obligations with respect to the Securities at a time when such payment is prohibited by this Article [     ], such payment shall be held by the Trustee or such Holder, in trust for the benefit of, and shall be paid forthwith over and delivered, upon proper written request, to, the holders of Senior Indebtedness (or their Representatives), as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Indebtedness remaining unpaid to the extent necessary to pay such Obligations in full in cash in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

     Section [F]. Subrogation. After all Senior Indebtedness is paid in full in cash and all commitments under the Designated Senior Indebtedness are terminated, and until the Securities are paid in full, Holders of Securities shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Holders of Notes have been applied to payment of Obligations in respect of Senior Indebtedness. A distribution made under this Article [___] to holders of Senior Indebtedness which otherwise would have been made to Holders of Securities is not, as between the Company and Holders of Securities, a payment by the Company on Senior Indebtedness.
     Section [G]. Relative Rights. This Article [___] defines the relative rights of Holders of Securities and holders of Senior Indebtedness. Nothing in this Indenture shall: (1) impair, as between the Company and Holders of Securities, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms; or (2) prevent the Trustee or any Holder of Securities from exercising its available remedies upon an Event of Default, subject to the rights of holders of Senior Indebtedness to receive distributions otherwise payable to Holders of Securities.
     Section [H]. Subordination May Not Be Impaired by Company. No right of any holder of Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by the failure of the Company to comply with this Indenture.
     Section [I]. Rights of Trustee and Paying Agent. Notwithstanding Section [C] of this Article [___], the Trustee or Paying Agent may continue to make payments on the Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a trust officer of the Trustee receives notice satisfactory to it that payments may not be made under this Article [___]. The Company, the Registrar or co-registrar, the Paying Agent, a Representative or a holder of Designated Senior Indebtedness may give the notice; provided, however, that, if an issue of Designated Senior Indebtedness has a Representative, only the Representative may give the notice. The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. The Registrar and co-registrar and the Paying Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article [___] with respect to any Senior Indebtedness, which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness; and nothing in Article [___] [REF. TO ARTICLE RE DUTIES OF TRUSTEE] shall deprive the Trustee of any of its rights as such holder. Nothing in this Article [___] shall apply to claims of, or payments to, the Trustee under or pursuant to Article [___] [REF. TO ARTICLE RE DUTIES OF TRUSTEE].
     Section [J]. Distribution or Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representatives (if any).
     Section [K]. Article [___] Not To Prevent Events of Default or Limit Right To Accelerate. The failure to make a payment pursuant to the Securities by reason of any provision in this Article [___] shall not be construed as preventing the occurrence of an Event of Default. Nothing in this Article [___] shall have any effect on the right of the Holders of Securities or the Trustee to accelerate the maturity of the Securities.
     Section [L]. Trust Moneys Not Subordinated. Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of U.S. government obligations held in trust under Section [___] [SECTION REQUIRING ADVANCE DEPOSITS WITH TRUSTEE FOR PAYMENTS ON SECURITIES BEFORE DUE DATES, WITH SUCH MONEYS THEN HELD IN TRUST] by the Trustee for the payment of principal of and interest on the Securities shall, to the extent that deposit or payment into trust of such monies or obligations was made in accordance with this Article [     ], not be subordinated to the prior payment of any Senior Indebtedness, or subject to the restrictions set forth in this Article [___], and none of the Holders of Securities shall be obligated to pay over any such amount to the Company, or any holder of Senior Indebtedness of the Company or any other creditor of the Company.
     Section [M]. Trustee Entitled to Rely. Upon any payment or distribution pursuant to this Article [___], the Trustee and the Holders of Securities shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section [B] of this Article [___] are pending that is consistent with this Article[ ], (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Holders of Securities that is consistent with this Article [     ] or (iii) upon the Representatives for the holders of Senior Indebtedness for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness, and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article [___]. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article [___], the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article [___], and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.
     Section [N]. Trustee To Effectuate Subordination. Each Holder of Securities by accepting a Security authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Holders of Securities and the holders of Senior Indebtedness as provided in this Article [___] and appoints the Trustee as attorney-in-fact for any and all such purposes.
     Section [O]. Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders of Securities, the Company, or any other Person, money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article [___] or otherwise, except if such payment was made as a result of the willful misconduct or gross negligence of the Trustee.
Section [P]. Reliance by Holders of Senior Indebtedness on Subordination Provisions. Each Holder of Securities by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

SCHEDULE 1.1(e)
MORTGAGES AND TITLE POLICIES
Item 1
     (a) the Amended and Restated Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing between Reliant Energy Indian River, LLC (now known as Reliant Energy Florida, LLC), as mortgagor, and Wachovia Bank, National Association, as Collateral Trustee, as mortgagee, dated July 1, 2003, recorded on July 10, 2003 in the Public Records of Brevard County, Florida under File Number 2003207630 in Official Records Book 4974, Page 1831, as supplemented by that certain Supplement to Amended and Restated Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of December 22, 2004 between Reliant Energy Florida, LLC, as mortgagor, and Wachovia Bank, National Association, as Collateral Trustee, as mortgagee (unrecorded), as further supplemented by that certain Second Supplement to Amended and Restated Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated October 7, 2005 between Reliant Energy Florida, LLC, as mortgagor, and Wachovia Bank, National Association, as Collateral Trustee, as mortgagee (unrecorded), as further supplemented by that certain Third Supplement to Amended and Restated Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 1, 2006 between Reliant Energy Florida, LLC, as mortgagor, and U.S. Bank National Association (as successor-in-interest to Wachovia Bank, National Association), as Collateral Trustee, as mortgagee (unrecorded); and
     (b) the Amended and Restated Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing between Reliant Energy Osceola, LLC, as mortgagor, and Wachovia Bank, National Association, as Collateral Trustee, as mortgagee, dated July 1, 2003, recorded on July 10, 2003 in the Public Records of Osceola County, Florida under File Number 2003121721 in Official Records Book 2289, Page 1919, as supplemented by that certain Supplement to Amended and Restated Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 22, 2004 between Reliant Energy Florida, LLC (into which Reliant Energy Osceola, LLC, among other companies, was merged), as mortgagor, and Wachovia Bank, National Association, as Collateral Trustee, as mortgagee (unrecorded), as further supplemented by that certain Second Supplement to Amended and Restated Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated October 7, 2005 between Reliant Energy Florida, LLC, as mortgagor, and Wachovia Bank, National Association, as Collateral Trustee, as mortgagee (unrecorded), as further supplemented by that certain Third Supplement to Amended and Restated Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 1, 2006 between Reliant Energy Florida, LLC, as mortgagor, and U.S. Bank National Association (as successor-in-interest to Wachovia Bank, National Association), as Collateral Trustee, as mortgagee (unrecorded).
Item 2

     (a) the Amended and Restated Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing between Reliant Energy Aurora, LP, as mortgagor, and Wachovia Bank, National Association, as Collateral Trustee, as mortgagee, dated July 1, 2003, recorded on July 11, 2003 under Document Number R2003-264365 in the Recorder’s Office of DuPage County, Illinois, as supplemented by that certain First Supplement to Amended and Restated Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 22, 2004 between Reliant Energy Aurora, LP, as mortgagor, and Wachovia Bank, National Association, as Collateral Trustee, as mortgagee, recorded on December 22, 2004 under Document Number R2004-319528 in the Recorder’s Office of DuPage County, Illinois, as further supplemented by that certain Second Supplement to Amended and Restated Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated October 7, 2005 between Reliant Energy Wholesale Generation, LLC (into which Reliant Energy Aurora, LP, among other companies, was merged), as mortgagor, and Wachovia Bank, National Association, as Collateral Trustee, as mortgagee, recorded on October 25, 2005 under Document Number R2005-238850 in the Recorder’s Office of DuPage County, Illinois, as further supplemented by that certain Third Supplement to Amended and Restated Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 1, 200 between Reliant Energy Wholesale Generation, LLC (into which Reliant Energy Aurora, LP, among other companies, was merged), as mortgagor, and U.S. Bank National Association (as successor-in-interest to Wachovia Bank, National Association), as Collateral Trustee, as mortgagee, recorded on December 7, 2005 under Document Number R2006-235455 in the Recorder’s Office of DuPage County, Illinois;
     (b) the Amended and Restated Second Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Reliant Energy Bighorn, LLC, as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, dated July 1, 2003, recorded on July 8, 2003 as Instrument Number 00630 in Book 20030708 of the Official Records of Clark County, Nevada, as supplemented by that certain First Supplement to Amended and Restated Second Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 22, 2004 by Reliant Energy Wholesale Generation, LLC (into which Reliant Energy Bighorn, LLC, among other companies, was merged), as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, recorded as Instrument Number 3580 in Book 20041222 of the Official Records of Clark County, Nevada on December 22, 2004, as further supplemented by that certain Second Supplement to Amended and Restated Second Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated October 7, 2005 by Reliant Energy Wholesale Generation, LLC, as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, recorded as Instrument Number 02253 in Book 20051102 of the Official Records of Clark County, Nevada on November 2, 2005, as further supplemented by that certain Third Supplement to Amended and Restated Second Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 1, 2006 by Reliant Energy Wholesale Generation, LLC, as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of U.S. Bank National Association (as successor-in-interest to Wachovia Bank, National Association), as

Collateral Trustee, as beneficiary, recorded as Instrument Number 0005432 in Book 20061207 of the Official Records of Clark County, Nevada on December 7, 2006;
     (c) the Amended and Restated Second Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Reliant Energy Choctaw County, LLC, as trustor, in favor of W. Rodney Clement Jr., as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, dated July 1, 2003, recorded on July 7, 2003 in Land Mortgage Book 158 at Page 685 in the Office of the Chancery Clerk of Choctaw County, Mississippi, as supplemented by that certain First Supplement to Amended and Restated Second Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 22, 2004 by Reliant Energy Wholesale Generation, LLC (into which Reliant Energy Choctaw County, LLC, among other companies, was merged), as trustor, in favor of W. Rodney Clement Jr., as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, recorded in Land Mortgage Book 166 at Page 275 in the Office of the Chancery Clerk of Choctaw County, Mississippi, on December 22, 2004, as further supplemented by that certain Second Supplement to Amended and Restated Second Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated October 7, 2005 by Reliant Energy Wholesale Generation, LLC, as trustor, in favor of W. Rodney Clement Jr., as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, recorded in Land Mortgage Book 169 at Page 736 in the Office of the Chancery Clerk of Choctaw County, Mississippi, on October 25, 2005, as further supplemented by that certain Third Supplement to Amended and Restated Second Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 1, 2006 by Reliant Energy Wholesale Generation, LLC, as trustor, in favor of W. Rodney Clement Jr., as trustee, for the benefit of U.S. Bank National Association (as successor-in-interest to Wachovia Bank, National Association), as Collateral Trustee, as beneficiary, recorded in Land Mortgage Book 174 at Page 491 in the Office of the Chancery Clerk of Choctaw County, Mississippi, on December 7, 2006;
     (d) the Amended and Restated Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Reliant Energy Coolwater, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, dated July 1, 2003, recorded on July 8, 2003 as Instrument Number 2003-0496401 in the Official Records of San Bernardino County, California, as supplemented by that certain First Supplement to Amended and Restated Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 22, 2004 by Reliant Energy Coolwater, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, recorded as Document Number 2004-0961244 in the Official Records of San Bernardino County, California on December 30, 2004, as further supplemented by that certain Second Supplement to Amended and Restated Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated October 7, 2005 by Reliant Energy Coolwater, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, recorded as Document Number 2005-0831126 in the Official Records of San Bernardino County, California on November 3, 2005, as further supplemented by that certain Third Supplement to Amended and Restated Second Deed of Trust, Assignment of

Leases and Rents, Security Agreement and Fixture Filing dated December 1, 2006 by Reliant Energy Coolwater, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of U.S. Bank National Association (as successor-in-interest to Wachovia Bank, National Association), as Collateral Trustee, as beneficiary, recorded as Document Number 2006-0851275 in the Official Records of San Bernardino County, California on December 11, 2006;
     (e) the Amended and Restated Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Reliant Energy Ellwood, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, dated July 1, 2003, recorded on July 8, 2003 as Instrument Number 2003-0090272 in the Official Records of Santa Barbara County, California, as supplemented by that certain First Supplement to Amended and Restated Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 22, 2004 by Reliant Energy Ellwood, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, recorded as Instrument Number 2004-0136228 in the Official Records of Santa Barbara County, California on December 27, 2004, as further supplemented by that certain Second Supplement to Amended and Restated Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated October 7, 2005 by Reliant Energy Ellwood, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, recorded as Instrument Number 2005-0109303 in the Official Records of Santa Barbara County, California on November 14, 2005, as further supplemented by that certain Third Supplement to Amended and Restated Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 1, 2006 by Reliant Energy Ellwood, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of U.S. Bank National Association (as successor-in-interest to Wachovia Bank, National Association), as Collateral Trustee, as beneficiary, recorded as Instrument Number 2006-0095532 in the Official Records of Santa Barbara County, California on December 8, 2006;
     (f) the Amended and Restated Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Reliant Energy Etiwanda, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, dated July 1, 2003, recorded on July 8, 2003 as Document Number 2003-0496391 in the Official Records of San Bernardino County, California and recorded on July 8, 2003 as Document Number 2003-507416 in the Official Records of Riverside County, California, as supplemented by that certain First Supplement to Amended and Restated Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 22, 2004 by Reliant Energy Etiwanda, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, recorded as Document Number 2004-0961247 in the Official Records of San Bernardino County, California on December 30, 2004, and as Document Number 2005-0022917 in the Official Records of Riverside County, California on January 10, 2005, as further supplemented by that certain Second Supplement to Amended and Restated Second Deed of Trust, Assignment of Leases and

Rents, Security Agreement and Fixture Filing dated October 7, 2005 by Reliant Energy Etiwanda, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, recorded as Document Number 2005-0831105 in the Official Records of San Bernardino County, California on November 3, 2005, and as Document Number 2005-0926226 in the Official Records of Riverside County, California on November 8, 2005, as further supplemented by that certain Third Supplement to Amended and Restated Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 1, 2006 by Reliant Energy Etiwanda, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of U.S. Bank National Association (as successor-in-interest to Wachovia Bank, National Association), as Collateral Trustee, as beneficiary, recorded as Document Number 2006-0851274 in the Official Records of San Bernardino County, California on December 11, 2006, and as Document Number 2006-0905232 in the Official Records of Riverside County, California on December 8, 2006;
     (g) the Amended and Restated Second Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing between Reliant Energy Hunterstown, LLC, as mortgagor, and Wachovia Bank, National Association, as Collateral Trustee, as mortgagee, dated July 1, 2003, recorded on July 8, 2003 in the Office of the Recorder of Deeds in and for Adams County, Pennsylvania in Mortgage Book 3185, Page 1, as supplemented by that certain First Supplement to Amended and Restated Second Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 22, 2004 between Reliant Energy Wholesale Generation, LLC (into which Reliant Energy Hunterstown, LLC, among other companies, was merged), as mortgagor, and Wachovia Bank, National Association, as Collateral Trustee, as mortgagee, recorded on December 22, 2004 in the Office of the Recorder of Deeds in and for Adams County, Pennsylvania in Mortgage Book 3814, Page 274, as further supplemented by that certain Second Supplement to Amended and Restated Second Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made as of October 6, 2005 but effective as of October 7, 2005 between Reliant Energy Wholesale Generation, LLC, as mortgagor, and Wachovia Bank, National Association, as Collateral Trustee, as mortgagee, recorded on October 26, 2005 in the Office of the Recorder of Deeds in and for Adams County, Pennsylvania in Mortgage Book 4180, Page 102, as further supplemented by that certain Third Supplement to Amended and Restated Second Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made as of November 30, 2006 but effective as of December 1, 2006 between Reliant Energy Wholesale Generation, LLC, as mortgagor, and U.S. Bank National Association (as successor-in-interest to Wachovia Bank, National Association), as Collateral Trustee, as mortgagee, recorded on December 11, 2006 in the Office of the Recorder of Deeds in and for Adams County, Pennsylvania in Mortgage Book 4673, Page 49;
     (h) the Amended and Restated Second Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Reliant Energy Mandalay, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, dated July 1, 2003, recorded on July 15, 2003 as Instrument Number 20030715-0264709 in the Official Records of Ventura County, California, as supplemented by that certain First Supplement to Amended and Restated Second Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security

Agreement and Fixture Filing dated December 22, 2004 by Reliant Energy Mandalay, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, recorded as Instrument Number 20041229-0344165 in the Official Records of Ventura County, California on December 29, 2004, as further supplemented by that certain Second Supplement to Amended and Restated Second Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated October 7, 2005 by Reliant Energy Mandalay, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, recorded as Instrument Number 20051107-0272487 in the Official Records of Ventura County, California on November 7, 2005, as further supplemented by that certain Third Supplement to Amended and Restated Second Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 1, 2006 by Reliant Energy Mandalay, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of U.S. Bank National Association (as successor-in-interest to Wachovia Bank, National Association), as Collateral Trustee, as beneficiary, recorded as Instrument Number 20061211-00258860-0 in the Official Records of Ventura County, California on December 11, 2006;
     (i) the Amended and Restated Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by Reliant Energy Ormond Beach, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, dated July 1, 2003, recorded on July 15, 2003 as Instrument Number 20030715-0263977 in the Official Records of Ventura County, California, as supplemented by that certain First Supplement to Amended and Restated Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 22, 2004 by Reliant Energy Ormond Beach, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, recorded as Instrument Number 20041229-0344171 in the Official Records of Ventura County, California on December 29, 2004, as further supplemented by that certain Second Supplement to Amended and Restated Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated October 7, 2005 by Reliant Energy Ormond Beach, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of Wachovia Bank, National Association, as Collateral Trustee, as beneficiary, recorded as Instrument Number 20051027-0265505 in the Official Records of Ventura County, California on October 27, 2005, as further supplemented by that certain Third Supplement to Amended and Restated Second Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 1, 2006 by Reliant Energy Ormond Beach, Inc., as trustor, in favor of Fidelity National Title Insurance Company, as trustee, for the benefit of U.S. Bank National Association (as successor-in-interest to Wachovia Bank, National Association), as Collateral Trustee, as beneficiary, recorded as Instrument Number 20061211-00258859-0 in the Official Records of Ventura County, California on December 11, 2006;
     (j) the Amended and Restated Second Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing between Reliant Energy Seward, LLC, as mortgagor, and Wachovia Bank, National Association, as Collateral Trustee, as mortgagee, dated July 1, 2003, recorded on July 9, 2003 in the Office of the Recorder of Deeds in and for

Indiana County, Pennsylvania in Mortgage Book Volume 1305 Page 452, as supplemented by that certain First Supplement to Amended and Restated Second Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated effective as of December 22, 2004 between Reliant Energy Seward, LLC, as mortgagor, and Wachovia Bank, National Association, as Collateral Trustee, as mortgagee, recorded on December 23, 2004 in the Office of the Recorder of Deeds in and for Indiana County, Pennsylvania in Mortgage Book Volume 1454, Page 649, as further supplemented by that certain Second Supplement to Amended and Restated Second Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made as of October 6, 2005 but effective as of October 7, 2005 between Reliant Energy Seward, LLC, as mortgagor, and Wachovia Bank, National Association, as Collateral Trustee, as mortgagee, recorded on October 28, 2005 in the Office of the Recorder of Deeds in and for Indiana County, Pennsylvania in Mortgage Book Volume 1536, Page 442, as further supplemented by that certain Third Supplement to Amended and Restated Second Fee and Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing made as of November 30, 2006 but effective as of December 1, 2006 between Reliant Energy Seward, LLC, as mortgagor, and U.S. Bank National Association (as successor-in-interest to Wachovia Bank, National Association), as Collateral Trustee, as mortgagee, recorded on December 7, 2006 in the Office of the Recorder of Deeds in and for Indiana County, Pennsylvania in Mortgage Book Volume 1640, Page 226;
     (k) the Amended and Restated Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing between Reliant Energy Shelby County, LP, as mortgagor, and Wachovia Bank, National Association, as Collateral Trustee, as mortgagee, dated July 1, 2003, recorded on July 7, 2003 under Document Number 03-3266 in the Recorder’s Office of Shelby County, Illinois and recorded on July 10, 2003 under Document Number 2003R01809 in Record Book 152, Page 68 of the Recorder’s Office of Cumberland County, Illinois, as supplemented by that certain First Supplement to Amended and Restated Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 22, 2004 between Reliant Energy Shelby County, LP, as mortgagor, and Wachovia Bank, National Association, as Collateral Trustee, as mortgagee, recorded on December 23, 2004 under Document Number 04-4915 in the Recorder’s Office of Shelby County, Illinois, and recorded on December 22, 2004 under Document Number 2004R02716 in the Recorder’s Office of Cumberland County, Illinois, as further supplemented by that certain Second Supplement to Amended and Restated Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated October 7, 2005 between Reliant Energy Wholesale Generation, LLC (into which Reliant Energy Shelby County, LP, among other companies, was merged), as mortgagor, and Wachovia Bank, National Association, as Collateral Trustee, as mortgagee, recorded on October 31, 2005 under Document Number 05-3967 in the Recorder’s Office of Shelby County, Illinois, and recorded on October 25, 2005 under Document Number 2005R02870 in the Recorder’s Office of Cumberland County, Illinois, as further supplemented by that certain Third Supplement to Amended and Restated Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated December 1, 2006 between Reliant Energy Wholesale Generation, LLC (into which Reliant Energy Shelby County, LP, among other companies, was merged), as mortgagor, and U.S. Bank National Association (as successor-in-interest to Wachovia Bank, National Association), as Collateral Trustee, as mortgagee, recorded on December 7, 2006 under Document Number 06-4008 in the Recorder’s

Office of Shelby County, Illinois, and recorded on December 7, 2006 under Document Number 2006R02442 in the Recorder’s Office of Cumberland County, Illinois; and
     (l) the Existing Florida Mortgages.
Item 3
     (a) Loan Policy of Title Insurance (Policy No. 26-041-92-198619) issued by Fidelity National Title Insurance Company of New York, as co-insurer, and endorsed by First American Title Insurance Company (Co-Insurance Policy Certificate No. 32602-ILCI-003-B), as co-insurer, as modified by Modification Endorsement dated July 11, 2003, and further modified by Modification Endorsement dated December 22, 2004, as further modified by Modification Endorsement dated October 25, 2005, and as further modified by Modification Endorsement dated December 7, 2006;
     (b) Loan Policy of Title Insurance (Policy No. 27-041-92-243358) issued by Fidelity National Title Insurance Company and re-insured by Chicago Title Insurance Company, as modified by Modification Endorsement dated July 8, 2003, and further modified by Modification Endorsement dated December 22, 2004, as further modified by Modification Endorsement dated November 2, 2005, and as further modified by Modification Endorsement dated December 7, 2006;
     (c) (i) Loan Policy of Title Insurance (Policy No. G47-1007534) issued by Lawyers Title Insurance Corporation as co-insurer, and re-insured by Commonwealth Land Title Insurance Company and Transnation Title Insurance Company, (ii) Loan Policy of Title Insurance (Policy No. 26-041-92-198990) issued by Fidelity National Title Insurance Company of New York as co-insurer, and (iii) Loan Policy of Title Insurance (Policy No. M-9994-5515164) issued by Stewart Title Guaranty Company, all as modified by Modification Endorsements dated July 1, 2003, and all as further modified by Modification Endorsements dated December 22, 2004, and all as further modified by Modification Endorsement dated October 25, 2005, and all as further modified by Modification Endorsement dated December 7, 2006;
     (d) Loan Policy of Title Insurance (Policy No. 27-041-92-243362) issued by Fidelity National Title Insurance Company, as co-insurer, and endorsed by First American Title Insurance Company (Co-Insurance Policy Certificate No. 32602-CACI-004-B), as co-insurer, as modified by Modification Endorsement dated July 8, 2003, and further modified by Modification Endorsement dated December 22, 2004, and as further modified by Modification Endorsement dated November 3, 2005, and as further modified by Modification Endorsement dated December 7, 2006;
     (e) Loan Policy of Title Insurance (Policy No. 27-041-92-243351) issued by Fidelity National Title Insurance Company, as co-insurer, and endorsed by First American Title Insurance Company (Co-Insurance Policy Certificate No. 32602-CACI-005-B), as co-insurer, as modified by Modification Endorsement dated July 8, 2003, and further modified by Modification Endorsement dated December 22, 2004, and as further modified by Modification Endorsement dated November 14, 2005, and as further modified by Modification Endorsement dated December 7, 2006;
     (f) Loan Policy of Title Insurance (Policy No. 27-041-92-243364) issued by Fidelity National Title Insurance Company, as co-insurer, and endorsed by First American Title Insurance Company (Co-Insurance Policy Certificate No. 32602-CACI-006-B), as co-insurer, and re-insured by Fidelity National Title Insurance Company of New York, Security Union Title Insurance Company, Chicago Title Insurance Company, Ticor Title Insurance, and Alamo Title Insurance, as modified by Modification Endorsement dated July 8, 2003, and further modified by Modification Endorsement dated December 22, 2004, and as further modified by Modification Endorsement dated November 3, 2005 as to San Bernardino County and dated November 8, 2005 as to Riverside County, and as further modified by Modification Endorsement dated December 7, 2006 as to San Bernardino County and dated December 7, 2006 as to Riverside County;
     (g) (i) Loan Policy of Title Insurance (Policy No. G47-1651038) issued by Lawyers Title Insurance Corporation as co-insurer, and re-insured by Commonwealth Land Title Insurance Company and Transnation Title Insurance Company, (ii) Loan Policy of Title Insurance (Policy No. 26-041-92-198991) issued by Fidelity National Title Insurance Company of New York as co-insurer, and (iii) Loan Policy of Title Insurance (Policy No. M-9994-5515162) issued by Stewart Title Guaranty Company, all as modified by Modification Endorsements dated July 1, 2003, and all as further modified by Modification Endorsements dated December 22, 2004, and all as further modified by Modification Endorsement dated October 26, 2005, and all as further modified by Modification Endorsement dated December 7, 2006;
     (h) Loan Policy of Title Insurance (Policy No. 5482-255764) issued by Fidelity National Title Insurance Company of New York, and re-insured by Security Union Title Insurance Company, Chicago Title Insurance Company, Ticor Title Insurance, and First American Title Insurance Company, as modified by Modification Endorsement dated July 10, 2003;
     (i) Loan Policy of Title Insurance (Policy No. 27-041-92-243353) issued by Fidelity National Title Insurance Company, as co-insurer, and endorsed by First American Title Insurance Company (Co-Insurance Policy Certificate No. 32602-CACI-007-B), as co-insurer, and re-insured by Fidelity National Title Insurance Company of New York, Security Union Title Insurance Company, Chicago Title Insurance Company, Ticor Title Insurance, and Alamo Title Insurance, as modified by Modification Endorsement dated July 15, 2003, and further modified by Modification Endorsement dated December 22, 2004, and as further modified by Modification Endorsement dated November 7, 2005, and as further modified by Modification Endorsement dated December 7, 2006;
     (j) Loan Policy of Title Insurance (Policy No. 27-041-92-243360) issued by Fidelity National Title Insurance Company, as co-insurer, and endorsed by First American Title Insurance Company (Co-Insurance Policy Certificate No. 32602-CACI-008-B), as co-insurer, and re-insured by Fidelity National Title Insurance Company of New York, Security Union Title Insurance Company, Chicago Title Insurance Company, Ticor Title Insurance, and Alamo Title

Insurance, as modified by Modification Endorsement dated July 15, 2003, and further modified by Modification Endorsement dated December 22, 2004, and as further modified by Modification Endorsement dated October 27, 2005, and as further modified by Modification Endorsement dated December 7, 2006;
     (k) Loan Policy of Title Insurance (Policy No. 5482-255762) issued by Fidelity National Title Insurance Company of New York, and re-insured by Security Union Title Insurance Company, Chicago Title Insurance Company, Ticor Title Insurance, and First American Title Insurance Company, as modified by Modification Endorsement dated July 10, 2003;
     (l) (i) Loan Policy of Title Insurance (Policy No. G47-1651037) issued by Lawyers Title Insurance Corporation as co-insurer, as re-insured by Commonwealth Land Title Insurance Company, (ii) Loan Policy of Title Insurance (Policy No. 26-041-92-198989) issued by Fidelity National Title Insurance Company of New York as co-insurer, and (iii) Loan Policy of Title Insurance (Policy No. M-9994-5515163) issued by Stewart Title Guaranty Company, all as modified by Modification Endorsements dated July 1, 2003, and all as further modified by Modification Endorsements dated December 22, 2004, and all as further modified by Modification Endorsement dated October 28, 2005, and all as further modified by Modification Endorsement dated December 7, 2006; and
     (m) Loan Policy of Title Insurance (Policy No. 26-041-92-198630) issued by Fidelity National Title Insurance Company of New York, , as co-insurer, and endorsed by First American Title Insurance Company (Co-Insurance Policy Certificate No. 32602-ILCI-010-B), as co-insurer, and re-insured by Chicago Title and Trust Company, Security Union Title Insurance Company, Chicago Title Insurance Company, and Ticor Title Insurance, as modified by Modification Endorsement dated July 10, 2003, and further modified by Modification Endorsement dated December 22, 2004, and as further modified by Modification Endorsement dated October 31, 2005 as to Shelby County and dated October 25, 2005 as to Cumberland County, and as further modified by Modification Endorsement dated December 7, 2006 as to Shelby County and dated December 7, 2006 as to Cumberland County.

SCHEDULE 1.1(f)
SECURED HEDGE AGREEMENTS
None

SCHEDULE 1.1(g)
EXISTING INDEBTEDNESS
1.	12% Note Indenture dated as of April 27, 2000 between Orion Power Holdings, Inc. and Wilmington Trust Company, and any “Notes” as defined therein or executed pursuant thereto
2.	Participation Agreement dated August 24, 2000, among Conemaugh Lessor Genco LLC, as Owner Lessor, Reliant Energy Mid-Atlantic Power Holdings, LLC, as Facility Lessee, Wilmington Trust Company, as Lessor Manager, PSEGR Conemaugh Generation, LLC, as Owner Participant, Bankers Trust Company, as Lease Indenture Trustee and Pass Through Trustee, as amended to the date hereof, and any “Operative Documents” as defined therein or executed pursuant thereto
3.	Participation Agreement dated as of August 24, 2000, among Keystone Lessor Genco LLC, as Owner Lessor, Reliant Energy Mid-Atlantic Power Holdings, LLC, as Facility Lessee, Wilmington Trust Company, as Lessor Manager, PSEGR Keystone Generation, LLC, as Owner Participant, Bankers Trust Company, as Lease Indenture Trustee and as Pass Through Trustee, as amended to the date hereof, and any “Operative Documents” as defined therein or executed pursuant thereto
4.	Participation Agreement dated August 24, 2000 among Shawville Lessor Genco LLC, as Owner Lessor, Reliant Energy Mid-Atlantic Power Holdings, LLC, a Facility Lessee, Wilmington Trust Company, as Lessor Manager, PSEGR Shawville Generation, LLC, as Owner Participant, Bankers Trust Company, as Lease Indenture Trustee and as Pass Through Trustee, as amended to the date hereof, and any “Operative Documents” as defined therein or executed pursuant thereto
5.	Credit Agreement dated as of December 15, 1999 by and among Reliant Energy Channelview LP, the lenders named on the signature pages thereto, Bank of America, N.A., as Administrative Agent and as Collateral Agent, and Teachers Insurance and Annuity of America, as Institutional Agent, as amended to the date hereof, and any “Loan Documents” as defined therein or executed pursuant thereto
6.	Reliant Energy, Inc.’s 9.25% Senior Secured Notes due 2010 issued under an Indenture dated as of July 1, 2003 between Reliant Energy, Inc. and Wilmington Trust Company, as Trustee, and any “Note Documents” as defined therein or executed pursuant thereto.
7.	Reliant Energy, Inc.’s 9.50% Senior Secured Notes due 2013 issued under an Indenture dated as of July 1, 2003 between Reliant Energy, Inc. and Wilmington Trust Company, as Trustee, and any “Note Documents” as defined therein or executed pursuant thereto
8.	Reliant Energy, Inc.’s 5.00% Convertible Senior Subordinated Notes due 2010 issued under an Indenture dated as of June 24, 2003 between Reliant Energy, Inc. and Wilmington Trust Company, as Trustee.

9.	Reliant Energy, Inc.’s 6.75% Senior Secured Notes due 2014 issued under a First Supplemental Indenture dated as of December 22, 2004 to Senior Indenture dated as of December 22, 2004 between Reliant Energy, Inc. and Wilmington Trust Company, as Trustee, and any “Note Documents” as defined therein or executed pursuant thereto
Capital Leases
1. Facilities Agreement dated as of the 31st day of July, 2002, by and between Kern River Gas Transmission Company and Reliant Energy Bighorn L.L.C. (now Reliant Energy Wholesale Generation, L.L.C.), pertaining to the design, permitting, construction and operation of lateral pipeline facilities for the purpose of interconnecting the Bighorn plant to the Kern River gas mainline.
2. Facilities Services Agreement entered into on March 29, 2004 but effective as of October 1, 2003, by and among Atlantic City Electric Company, Conemaugh Power LLC, Constellation Power Source Generation, Inc., Exelon Generation Company, PSEG Fossil LLC, Reliant Energy Mid-Atlantic Power Holdings, LLC, UGI Development Company and Conemaugh Fuels, LLC.

SCHEDULE 2.1
COMMITMENTS
AND PRO RATA SHARES

Revolver L/C
Issuer Amount
for Revolving
	Revolving Credit	Pre-Funded L/C	Letters of
Lender	Commitment	Commitment	Credit
Deutsche Bank AG,	$***	$***	$***
New York Branch
Goldman Sachs	***	***	***
Credit Partners L.P.
JPMorgan Chase	***	***	***
Bank, N.A.
Merrill Lynch	***	***	***
Capital Corporation
Bear, Stearns & Co.	***	***	***
Inc.
ABN Amro Bank N.V.	***	***	***
Total	$500,000,000	$250,000,000	$500,000,000

***	The confidential content of this Schedule 2.1 has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 5.8(c)
EFFECTIVE DATE MORTGAGED PROPERTIES

Owned
Project	Real Property Assets*	Location	Owner
1. Aurora	Fee parcel and easement parcel as set forth in Loan Policy Number 26-041-92-198619	2909 North Eola Road, Aurora, DuPage County, Illinois 60504	Reliant Energy Wholesale Generation, LLC

2. Bighorn	Parcels I and II (leasehold), Parcels III through IX and XI through XII (easement) as set forth in Loan Policy Number 27-041-92-243358	1275 Primm Blvd., Primm, Clark County, Nevada 89019	Reliant Energy Wholesale Generation, LLC

3. Choctaw	Tracts 1 and 3 through 8 (fee) and Tract 2 (easement) as set forth in Loan Policy Number G-47-1007534	91 Hwy. 407, West French Camp, Choctaw County, Mississippi 39745	Reliant Energy Wholesale Generation, LLC

4. Coolwater	Parcel A (fee) and Parcels B through G (easement) as set forth in Loan Policy Number 27-041-92-243362	37000 East Santa Fe Street, Daggett, San Bernardino County, California 92327	Reliant Energy Coolwater, Inc.

5. Ellwood	Parcels One through Three (fee) and Parcel Four (easement) as set forth in Loan Policy Number 27-041-92-243351	30 Las Armas Road, Goleta, Santa Barbara County, California 90117	Reliant Energy Ellwood, Inc.

6. Etiwanda	Parcel One (fee) and Parcels Two and Three (easement) as set forth in Loan Policy Number 27-041-92-243364	8996 Etiwanda Ave., Rancho Cucamonga, San Bernardino County, California 91739	Reliant Energy Etiwanda, Inc.

7. Hunterstown	Parcels “First Described” and “Second Described” (fee) as set forth in Loan Policy Number G47-1651038	1731 Hunterstown Road, Gettysburg (Straban Township), Adams County, Pennsylvania 17325	Reliant Energy Wholesale Generation, LLC

Owned
Project	Real Property Assets*	Location	Owner
8. Indian River	Parcels 1A, 2A, and 2B (fee) and Parcel 3 (easement) as set forth in Loan Policy Number 5482-255764	7800 South US Highway 1, Titusville, Brevard County, Florida 32780	Reliant Energy Florida, LLC

9. Mandalay	Parcel 1 (fee), Parcels 2 and 3 (easement), and Parcels 4 through 11 (leasehold) as set forth in Loan Policy Number 27-041-92-243353	393 North Harbor Blvd., Oxnard, Ventura County, California 93035	Reliant Energy Mandalay, Inc.

10. Ormond Beach	Parcel 1 (fee) and Parcel 2 (easement) as set forth in Loan Policy Number 27-041-92-243360	6635 South Edison Drive, Oxnard, Ventura County, California 93033	Reliant Energy Ormond Beach, Inc.

11. Osceola	Parcel 1 (fee) and Parcel 2 (easement) as set forth in Loan Policy Number 5482-255762	5200 W. Hollopaw Road, St. Cloud, Osceola County, Florida 34773-8461	Reliant Energy Florida, LLC

12. Seward	Parcels “First Described” and “Second Described” (fee) as set forth in Loan Policy Number G47-1651037	595 Plant Road, New Florence (East Wheatfield Township), Indiana County, Pennsylvania 15944	Reliant Energy Seward, LLC

13. Shelby	Parcel 1 (fee) and Parcels 2 through 15 (easement) as set forth in Loan Policy Number 26-041-92-198630	344A Rural Route 1, Centerline Road, Neoga, Shelby County, Illinois 62447	Reliant Energy Wholesale Generation, LLC

*	All Loan Policies referenced in this Schedule 5.8(c) are as modified as of December, 2004, as of October, 2005 and as of December 2006.

SCHEDULE 5.9(c)
ENVIRONMENTAL MATTERS
NONE

SCHEDULE 5.13
SUBSIDIARIES AND OTHER EQUITY INVESTMENTS
Part (a)
See attached organizational chart.

Part (b)

	Jurisdiction of	Organizational/Taxpayer
	Organization	Identification Number
Reliant Energy, Inc.	Delaware	3271860/76-0655566
Reliant Energy Asset Management, LLC	Delaware	3493739/46-0471966
Reliant Energy Broadband, Inc.	Delaware	3268583/76-0655569
Reliant Energy California Holdings, LLC	Delaware	2867853/76-0566778
Reliant Energy CapTrades Holding Corp.	Delaware	3027328/51-0389078
Reliant Energy Communications, Inc.	Delaware	3059688/76-0616444
Reliant Energy Coolwater, Inc.	Delaware	2814636/76-0555457
Reliant Energy Corporate Services, LLC	Delaware	3667453/56-2368220
Reliant Energy Electric Solutions, LLC	Delaware	3476881/69-0007344
Reliant Energy Ellwood, Inc.	Delaware	2825383/76-0555453
Reliant Energy Etiwanda, Inc.	Delaware	2824243/76-0555456
Reliant Energy Florida, LLC	Delaware	3602852/74-2931711
Reliant Energy Key/Con Fuels, LLC	Delaware	3304223/76-0664189
Reliant Energy Mandalay, Inc.	Delaware	2824247/76-0555455
Reliant Energy Northeast Generation, Inc.	Delaware	3202113/76-0639817
Reliant Energy Northeast Holdings, Inc.	Delaware	3202371/51-0399148
Reliant Energy Ormond Beach, Inc.	Delaware	2889806/76-0573510
Reliant Energy Power Generation, Inc.	Delaware	2608628/76-0530625
Reliant Energy Sabine (Delaware), Inc.	Delaware	2822610/52-2067701
Reliant Energy Sabine (Texas), Inc.	Delaware	2822615/76-0555452
Reliant Energy Services Desert Basin, LLC	Delaware	3081690/76-0625991
Reliant Energy Services Mid-Stream, LLC	Delaware	3161524/76-0637432
Reliant Energy Services, Inc.	Delaware	2222789/72-1183055
Reliant Energy Seward, LLC	Delaware	3024328/76-0656057
Reliant Energy Solutions East, LLC	Delaware	3487883/46-0471983
Reliant Energy Trading Exchange, Inc.	Delaware	3213568/76-0642320
Reliant Energy Ventures, Inc.	Delaware	2320013/76-0387091
Reliant Energy Wholesale Generation, LLC	Delaware	3811728/20-1253947
Address of principal place of business for all Loan Parties:
1000 Main Street
Houston, Texas 77002

SCHEDULE 5.17
INTELLECTUAL PROPERTY MATTERS
NONE

SCHEDULE 7.3(vii)
LIST OF AGREEMENTS PROHIBITING SUBORDINATION
OF INTERCOMPANY INDEBTEDNESS
1.	Participation Agreement dated August 24, 2000, among Conemaugh Lessor Genco LLC, as Owner Lessor, Reliant Energy Mid-Atlantic Power Holdings, LLC, as Facility Lessee, Wilmington Trust Company, as Lessor Manager, PSEGR Conemaugh Generation, LLC, as Owner Participant, Bankers Trust Company, as Lease Indenture Trustee and Pass Through Trustee, as amended to the date hereof, and any “Operative Documents” as defined therein or executed pursuant thereto
2.	Participation Agreement dated as of August 24, 2000, among Keystone Lessor Genco LLC, as Owner Lessor, Reliant Energy Mid-Atlantic Power Holdings, LLC, as Facility Lessee, Wilmington Trust Company, as Lessor Manager, PSEGR Keystone Generation, LLC, as Owner Participant, Bankers Trust Company, as Lease Indenture Trustee and as Pass Through Trustee, as amended to the date hereof, and any “Operative Documents” as defined therein or executed pursuant thereto
3.	Participation Agreement dated August 24, 2000 among Shawville Lessor Genco LLC, as Owner Lessor, Reliant Energy Mid-Atlantic Power Holdings, LLC, a Facility Lessee, Wilmington Trust Company, as Lessor Manager, PSEGR Shawville Generation, LLC, as Owner Participant, Bankers Trust Company, as Lease Indenture Trustee and as Pass Through Trustee, as amended to the date hereof, and any “Operative Documents” as defined therein or executed pursuant thereto
4.	Credit Agreement dated as of December 15, 1999 by and among Reliant Energy Channelview LP, the lenders named on the signature pages thereto, Bank of America, N.A., as Administrative Agent and as Collateral Agent, and Teachers Insurance and Annuity of America, as Institutional Agent, as amended to the date hereof, and any “Loan
5.	12% Note Indenture dated as of April 27, 2000 between Orion Power Holdings, Inc. and Wilmington Trust Company, and any “Notes” as defined therein or executed pursuant thereto
6.	Amended and Restated Working Capital Facility dated as of December 1, 2006 by and among Reliant Energy Power Supply, LLC, the Guarantors party thereto, and Merrill Lynch Capital Corporation, as Lender, as amended to the date hereof, and any “Transaction Documents” as defined therein or executed pursuant thereto
7.	Amended and Restated Credit Sleeve and Reimbursement Agreement dated as of December 1, 2006, by and among Reliant Energy Power Supply, the Other Reliant Retail Obligors referred to herein, as Reimbursement Guarantors, Merrill Lynch Commodities, Inc., as Sleeve Provider, and Merrill Lynch & Co., Inc., as ML Guarantee Provider, as amended to the date hereof, and any “Transaction Documents” as defined therein or executed pursuant thereto

SCHEDULE 10.10(e)
1.	Collateral Trust Agreement (Separate Collateral) dated as of June 12, 2007 among the Borrower, the Guarantors and U.S. Bank National Association, as Collateral Trustee (in such capacity, the “Separate Collateral Trustee”), and acknowledged by Wilmington Trust Company, as Trustee under each of the Indentures, and Deutsche Bank AG New York Branch, as Collateral Trustee Agent (in such capacity, the “Separate Collateral Trustee Agent”)
2.	Collateral Trust Agreement (Shared Collateral) dated as of June 12, 2007, among the Borrower, the Guarantors and U.S. Bank National Association, as Collateral Trustee (in such capacity, the “Shared Collateral Trustee”)
3.	Assignment and Assumption Agreement dated as of June 12, 2007 between the Separate Collateral Trustee and the Shared Collateral Trustee
4.	Second Amended and Restated Security Agreement (Separate Collateral) dated as of June 12, 2007 among the Borrower, the Guarantors and the Separate Collateral Trustee, and acknowledged and agreed to by the Separate Collateral Trustee Agent
5.	Second Amended and Restated Security Agreement (Shared Collateral) dated as of June 12, 2007 among the Borrower, the Guarantors and the Shared Collateral Trustee.
6.	Termination and Release Agreement dated as of June 12, 2007, among the Borrower, U.S. Bank National Association, as Collateral Trustee, Bank of America, N.A., as Collateral Trustee Agent, and Mellon Financial Markets, LLC (regarding the termination of the Securities Account Control Agreement dated as of March 1, 2005 among such parties
7.	Securities Account Control Agreement dated as of June 12, 2007, among the Borrower, the Shared Collateral Trustee, Deutsche Bank AG New York Branch, as Collateral Trustee Agent (the “Shared Collateral Trustee Agent”), and Mellon Bank, N.A., as the Securities Intermediary
8.	Termination and Release Agreement dated as of June 12, 2007, among the Borrower and the other Loan Parties named therein and parties thereto, U.S. Bank National Association, as Collateral Trustee, Bank of America, N.A., as Collateral Trustee Agent, and Mellon Bank, N.A., regarding the blocked accounts described therein
9.	Blocked Account Agreement, dated as of June 12, 2007, among the Borrower and the other Loan Parties named therein and parties thereto, Mellon Bank, N.A., the Shared Collateral Trustee, and the Shared Collateral Trustee Agent
10.	Acceptance of Resignation Letter from Bank of America, N.A., as collateral agent
11.	Mortgage Supplements
12.	Security Agreement dated as of June 12, 2007 among the Borrrower, the other Loan Parties, and Deutsche Bank, as Collateral Agent

SCHEDULE 11.2
ADMINISTRATIVE AGENT’S OFFICE;
CERTAIN ADDRESSES FOR NOTICES
NOTICE ADDRESS FOR BORROWER:

Reliant Energy, Inc.
1000 Main Street
Houston, TX 77002
Facsimile No.:	(713) 497-0881
Attention:	Andrew C. Johannesen
Copy to:	Michael L. Jines
NOTICE ADDRESS FOR ADMINISTRATIVE AGENT:
Deutsche Bank AG, New York Branch
100 Plaza One, 8th Floor
Jersey City, NJ 07311-3901

Attention:	Helaine Griffin-Williams
Telephone No.:	(201) 593-2172
Facsimile No.:	(201) 593-2309
Electronic Mail:	helaine.griffin-williams@db.com
Copy to:
Deutsche Bank AG, New York Branch
60 Wall Street, 44th Floor
New York, NY 10005-2836

Attention:	Marcus Tarkington
Telephone No.:	(212) 250-6153
Facsimile No.:	(212) 797-0070
Electronic Mail:	marcus.tarkington@db.com
NOTICE ADDRESS FOR DEUTSCHE BANK AG AS L/C ISSUER:
Deutsche Bank AG, New York Branch
Global Transaction Banking — Trade Finance
60 Wall Street, 25th Floor
New York, NY 10005-2836

Attention:	Deepak K. Menghrajani
Telephone:	(212) 250-7376
Electronic Mail:	deepak.menghrajani@db.com

EXHIBIT A
[FORM OF] BORROWING NOTICE
[Date]1
To: DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent
Ladies and Gentlemen:
     Reference is made to that certain Credit and Guaranty Agreement, dated as of June 12, 2007 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among (i) Reliant Energy, Inc., a Delaware corporation (the “Borrower”); (ii) the other Loan Parties referred to therein, as Guarantors; (iii) the Lenders referred to therein; and (iv) Deutsche Bank AG New York Branch, as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.
     The undersigned hereby requests a Borrowing of [Revolving Credit Loans] or [Term Loans]:2
1.	On .[3]

2.	In the amount of $ .[4]

3.	Comprised of [Base Rate Loans or Eurodollar Rate Loans].

4.	[If Eurodollar Rate Loans are being requested] [For an Interest Period of months [one, two, three, six, nine, or, if available, twelve months].]
     The foregoing request complies with the requirements of Article II of the Credit Agreement. The undersigned hereby certifies that the following statements are true and correct on the date hereof, and will be true and correct on the date of receipt of the proceeds of the applicable Borrowing requested herein (both before and after giving effect to the applicable Borrowing):

1	Notice must be received by the Administrative Agent not later than 11:00 a.m. (New York time), (i) in the case of Base Rate Loans, on the Business Day on which such Loan is to be made and (ii) in the case of Eurodollar Rate Loans, on the third Business Day preceding the date on which such Loan is to be made.

[2]	State whether such Term Loan is a Pre-Funded L/C Term Loan or an Incremental Term Loan.

3	Such day must be a Business Day.

4	The aggregate principal amount of Loans of a particular Type requested pursuant to this Notice shall be in a minimum amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof, unless such amount is borrowed pursuant to Section 2.3(c) of the Credit Agreement.

(a)	the representations and warranties set forth in Article V of the Credit Agreement, in the other Loan Documents, or in any certificate or other document furnished by, or on behalf of, a Loan Party pursuant to, or in connection with, the Credit Agreement or any other Loan Document, are true and correct in all material respects (except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); provided, that representations and warranties which have Material Adverse Effect qualifiers are true and correct in all respects to the extent that such Material Adverse Effect qualifier is applicable thereto;

(b)	no Default has occurred, and no Default will occur by reason of the making of the [Revolving Credit Loan] or [Term Loan] requested herein; and

(c)	[in the case of a Revolving Credit Loan] [in the case of a Term Loan] the proceeds of the requested Borrowing are being used as provided in Section 6.10 of the Credit Agreement.

(d)	in the case of the incurrence of Pre-Funded L/C Term Loans, the conditions set forth in Section 2.3(c)(i)(B) or Section 2.5(d), as applicable, have been satisfied.
     [For any Borrowing of Revolving Credit Loans] [The undersigned hereby further certifies that on the date hereof, and after giving effect to the Revolving Credit Borrowing hereunder, the Borrower will be in compliance with the proviso to Section 2.1(b) of the Credit Agreement.]
A-2
Form of Borrowing Notice

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed on this ___ day of ___, 20___.

RELIANT ENERGY, INC.
By:
Name:
Title:

A-3
Form of Borrowing Notice

EXHIBIT B
[FORM OF] L/C CERTIFICATE

To:	DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent [Insert the name of the L/C Issuer from whom the Borrower or the applicable Loan Party is requesting that a Letter of Credit be issued]
[Date]1
Ladies and Gentlemen:
     Reference is made to that certain Credit and Guaranty Agreement, dated as of June 12, 2007 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among (i) Reliant Energy, Inc., a Delaware corporation (the “Borrower”); (ii) the other Loan Parties referred to therein, as Guarantors; (iii) the Lenders referred to therein; and (iv) Deutsche Bank AG New York Branch, as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.
     The undersigned hereby requests the issuance, amendment, renewal or extension (as applicable) of a Letter of Credit:
1.	Proposed date of issuance, amendment, renewal or extension of such [Revolving L/C] [Pre-Funded L/C]: .[2]

2.	For the issuance of a new Letter of Credit:
(a)	Face amount of such Letter of Credit:

(b)	Expiration date of such Letter of Credit.

(c)	Name and address of the beneficiary of such Letter of Credit:
3.	For the amendment, renewal or extension of a Letter of Credit: A description of the Letter of Credit, amendment, renewal or extension (as applicable) being requested is as follows:

[1]	To be delivered by 3:00 p.m. (New York time) at least two (2) Business Days prior to the proposed date of issuance, amendment, renewal or extension.

[2]	Must be a Business Day.

Form of L/C Certificate

4.	Any other information as shall be necessary to prepare, amend, renew or extend the applicable Letter of Credit is as set forth below:

5.	The full text of any certificate to be presented by the beneficiary in case of any drawing thereunder is as follows:

     [The following language is to be included for any issuance of a Letter of Credit, or to amend an outstanding Letter of Credit to increase the face amount thereof] The undersigned hereby certifies that the following statements are true and correct on the date hereof and will be true and correct on the proposed date of issuance or amendment (as applicable) of the Letter of Credit, both before and after giving effect to such issuance or amendment (as applicable):
(a)	the representations and warranties set forth in Article V of the Credit Agreement, in the other Loan Documents, or in any certificate or other document furnished by, or on behalf of, a Loan Party pursuant to, or in connection with, the Credit Agreement or any other Loan Document, are true and correct in all material respects (except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); provided, that representations and warranties which have Material Adverse Effect qualifiers are true and correct in all respects to the extent that such Material Adverse Effect qualifier is applicable thereto;

(b)	no Default has occurred, and no Default will occur by reason of the making of the issuance or amendment of the Letter of Credit requested herein;

(c)	[(i) the sum of the aggregate Total Revolving Credit Outstandings (including L/C Exposure attributable to the Letter of Credit to be issued or amended (as applicable) as requested herein) does not exceed the current amount of the aggregate Revolving Credit Commitments.]

[(i) the sum of the aggregate Pre-Funded Letter of Credit Obligations (including L/C Exposure attributable to the Letter of Credit to be issued or amended (as applicable) as requested herein) does not exceed the current amount of the aggregate Pre-Funded L/C Commitments.]

Form of L/C Certificate

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed this ___ day of ___, 20[___].

RELIANT ENERGY, INC.
By:
Name:
Title:

Form of L/C Certificate

EXHIBIT C
[FORM OF] CONVERSION/CONTINUATION NOTICE
[Date]1
To: DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent
Ladies and Gentlemen:
     Reference is made to that certain Credit and Guaranty Agreement, dated as of June 12, 2007 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among (i) Reliant Energy, Inc., a Delaware corporation (the “Borrower”); (ii) the other Loan Parties referred to therein, as Guarantors; (iii) the Lenders referred to therein; and (iv) Deutsche Bank AG New York Branch, as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.
     The undersigned hereby requests the following conversion or continuation of a Loan:
1.	Check one: Conversion or Continuation .

2.	Description of the Loan to be converted or continued:

3.	Principal amount of the Loan (or the portion thereof) to be converted or continued: [2]

4.	Date of conversion, or last day of applicable Interest Period (as applicable):

5.	For conversion of a Base Rate Loan to a Eurodollar Rate Loan, or continuation of a Eurodollar Rate Loan for a successive Interest Period, Interest Period selected, (i.e., one, two, three, six, nine or, if available, twelve months), and the last day thereof[3]:

[1]	Must be received not later than 11:00 a.m. (New York time), at least three (3) Business Days prior to any conversion or continuation.

[2]	The aggregate principal amount of Loans of a particular type continued as, or converted to, Eurodollar Rate Loans or Base Rate Loans, as applicable, as part of the same continuation or conversion, shall be in a minimum amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

[3]	Subject to the provisions contained in the definition of “Interest Period” in Article I of the Credit Agreement.
C-1
Form of Continuation/Conversion Notice

     The undersigned hereby represents and warrants that the following statement is true and correct on the date hereof, and will be true and correct on the date of the conversion or continuation (as applicable) requested herein, both before and after giving effect to such conversion or continuation:
(a)	no Event of Default has occurred and is then continuing at the time of any conversion to a Eurodollar Rate Loan, or any continuation of a Eurodollar Rate Loan into a subsequent Interest Period.
          IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed this ___ day of ___, 20___.

RELIANT ENERGY, INC.
By:
Name:
Title:

C-2
Form of Continuation/Conversion Notice

EXHIBIT D
[FORM OF] REVOLVING CREDIT NOTE
REVOLVING CREDIT NOTE

$	New York, New York
as of
     FOR VALUE RECEIVED, RELIANT ENERGY, INC., a Delaware corporation (together with its successors, the “Borrower”), DOES HEREBY PROMISE TO PAY to the order of [INSERT NAME OF LENDER] (the “Lender”) at the office of Deutsche Bank AG New York Branch, 60 Wall Street, MS NYC60-4305, New York, NY 10005-2858, in lawful money of the United States of America in immediately available funds, the principal amount of ___ Dollars ($ ___), or the aggregate unpaid principal amount of all Revolving Credit Loans (as defined in the Credit Agreement referred to below) made by the Lender to the Borrower pursuant to said Credit Agreement, whichever is less, on such date or dates as is required by said Credit Agreement, and to pay interest on the unpaid principal amount from time to time outstanding hereunder, in like money, at such office, at such rates and at such times as set forth in said Credit Agreement.
     The Borrower and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon severally waive demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate or notice of acceleration, but excluding any notice expressly required by the terms of the Credit Agreement) and diligence in collecting and bringing suit against any party hereto and agree to the extent permitted by applicable law (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for any holder of this Note, in order to enforce payment of this Note, to first institute or exhaust such holder’s remedies against the Borrower or any other party liable hereon or against any security for this Note. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.
     This Note is one of the promissory notes referred to in that certain Credit and Guaranty Agreement, dated as of June 12, 2007 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among (i) Reliant Energy, Inc., a Delaware corporation (the “Borrower”); (ii) the other Loan Parties referred to therein, as Guarantors; (iii) the Lenders referred to therein; and (iv) Deutsche Bank AG New York Branch, as Administrative Agent (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement), and is entitled to the benefits of and is subject to all the terms and provisions of the Credit Agreement which, among other things, contains provisions for optional and mandatory prepayment and for acceleration of the maturity hereof upon the occurrence of certain events, all as provided in the Credit Agreement. This Note is also secured by the Liens granted in the Loan Documents and is entitled to the benefits of all the terms and provisions of the Loan Documents.

EXHIBIT D
     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

RELIANT ENERGY, INC.

By:

Name:
Title:
REVOLVING CREDIT NOTE

[LAST PAGE OF NOTE]

				Unpaid	Name of
	Amount of			Principal	Person
	Revolving	Principal	Interest	Balance of	Making
Date	Credit Loan	Payments	Payments	Note	Notation

[W & C (New York) Draft: March 1, 2007]
EXHIBIT D-2
[FORM OF] TERM NOTE
TERM NOTE

$	New York, New York
as of
     FOR VALUE RECEIVED, RELIANT ENERGY, INC., a Delaware corporation (together with its successors, the “Borrower”), DOES HEREBY PROMISE TO PAY to the order of [INSERT NAME OF LENDER] (the “Lender”) at the office of Deutsche Bank AG New York Branch, 60 Wall Street, MS NYC60-4305, New York, NY 10005-2858, in lawful money of the United States of America in immediately available funds, the principal amount of ___ Dollars ($ ___), or the aggregate unpaid principal amount of all Term Loans (as defined in the Credit Agreement referred to below) made by the Lender to the Borrower pursuant to said Credit Agreement, whichever is less, on such date or dates as is required by said Credit Agreement, and to pay interest on the unpaid principal amount from time to time outstanding hereunder, in like money, at such office, at such rates and at such times as set forth in said Credit Agreement.
     The Borrower and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon severally waive demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate or notice of acceleration, but excluding any notice expressly required by the terms of the Credit Agreement) and diligence in collecting and bringing suit against any party hereto and agree to the extent permitted by applicable law (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for any holder of this Note, in order to enforce payment of this Note, to first institute or exhaust such holder’s remedies against the Borrower or any other party liable hereon or against any security for this Note. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.
     This Note is one of the promissory notes referred to in that certain Credit and Guaranty Agreement, dated as of March [16], 2007 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among (i) Reliant Energy, Inc., a Delaware corporation (the “Borrower”); (ii) the other Loan Parties referred to therein, as Guarantors; (iii) the Lenders referred to therein; and (iv) Deutsche Bank AG New York Branch, as Administrative Agent (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement), and is entitled to the benefits of and is subject to all the terms and provisions of the Credit Agreement which, among other things, contains provisions for optional and mandatory prepayment and for acceleration of the maturity hereof upon the occurrence of certain events, all as provided in the Credit Agreement.

This Note is also secured by the Liens granted in the Loan Documents and is entitled to the benefits of all the terms and provisions of the Loan Documents.

2

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

RELIANT ENERGY, INC.
By:
Name:
Title:

TERM NOTE

[LAST PAGE OF NOTE]

Unpaid
				Principal	Name of
	Amount of	Principal	Interest	Balance	Person Making
Date	Term Loan	Payments	Payments	of Note	Notation

EXHIBIT E
[Form of] Compliance Certificate
THE UNDERSIGNED HEREBY CERTIFIES THAT:
     1. I am a duly elected Responsible Officer of Reliant Energy, Inc., a Delaware corporation (“REI”);
     2. I have reviewed the terms of that certain Credit and Guaranty Agreement, dated as of June 12, 2007 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among (i) Reliant Energy, Inc., a Delaware corporation (the “Borrower”); (ii) the other Loan Parties referred to therein, as Guarantors; (iii) the Lenders referred to therein; and (iv) Deutsche Bank AG, New York Branch, as Administrative Agent (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement); and I (or employees under my supervision) have conducted, in reasonable detail, a review of the transactions and condition of REI and its Subsidiaries during the accounting period covered by the attached financial statements.
     3. The review described in paragraph 2 above did not disclose the existence of any condition or event which would constitute a Default or Event of Default existing at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate; and as of the date of this Certificate, I have no knowledge of any condition or event which would constitute a Default or Event of Default, except as set forth below:
     [Describe below (or in a separate attachment to this Certificate) the exceptions, if any, to paragraph (3) above by listing, in reasonable detail, the nature of each condition or event, the period during which it has existed and any action which REI or any other Loan Party has taken, is taking or proposes to take, with respect to each such condition or event.]

;	[and]

     4. [Attached hereto as Annex 1 are the calculations with respect to the financial covenant set forth in Section 7.11 of the Credit Agreement demonstrating REI’s performance with respect thereto for the periods covered thereby]; [and]
     [4.][5.] Set forth below (or in a separate attachment to this Certificate) is a reconciliation, if any, required under Section 1.3 of the Credit Agreement between the calculations of any financial ratio or requirement under Sections 7.11 of the Credit Agreement made in accordance with GAAP before giving effect to any change in GAAP that would affect the computation of such ratio or requirement and after giving effect to any such changes in GAAP.

     The foregoing certifications, together with the calculations and analyses set forth in the Annexes and any other attachments hereto, and the financial statements delivered with this Certificate in support hereof, are made and delivered this ___ day of                                   , 20___ pursuant to clause (a) of Section 6.2 of the Credit Agreement.

RELIANT ENERGY, INC.
By:
Name:
Title:

Dated as of                                   , 20___
E-2
Form of Compliance Certificate

EXHIBIT F
[FORM OF] ASSIGNMENT AND ASSUMPTION
Dated                     , 20__
     Reference is made to that certain Credit and Guaranty Agreement, dated as of June 12, 2007 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among (i) Reliant Energy, Inc., a Delaware corporation (the “Borrower”); (ii) the other Loan Parties referred to therein, as Guarantors; (iii) the Lenders referred to therein; and (iv) Deutsche Bank AG New York Branch, as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement; receipt of a copy of which is hereby acknowledged by the Assignee.
     This Assignment and Assumption is between the Assignor and the Assignee (as each is set forth on Schedule I hereto and made a part hereof). The Assignor and the Assignee agree as follows:
     1. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, subject to and in accordance with the Credit Agreement, as of the Effective Date (as set forth on Schedule I hereto), an undivided interest (the “Assigned Interest”) in and to all of the Assignor’s interests, rights and obligations under the Credit Agreement as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto as are set forth on Schedule I hereto, in the principal amount as set forth on Schedule I hereto; provided, however, that it is expressly understood and agreed that (a) the Assignor is not assigning to the Assignee and the Assignor shall retain (i) all of the Assignor’s rights under Sections 3.1, 3.4 and 3.5 of the Credit Agreement with respect to any cost, reduction or payment incurred or made prior to the Effective Date and (ii) any and all amounts paid to the Assignor prior to the Effective Date; and (b) both Assignor and Assignee shall be entitled to the benefits of Section 11.4 of the Credit Agreement.
     2. The Assignor (a) makes no representations or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any of the other Loan Document or any other instrument or document furnished pursuant thereto, other than the representation and warranty that (i) it is the legal and beneficial owner of the interest being assigned by it hereby and that such interest is free and clear of any adverse claim and (ii) the restrictions set forth in Section 11.6 pertaining to the minimum amount of any assignment have been satisfied; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the Loan Parties or the performance or observance by any of the Loan Parties of any of their respective obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (c) requests that the Administrative Agent evidence the Assigned Interest by recording the information contained on Schedule I in the Register which reflects the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).
     3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Assumption, that it is an Eligible Assignee, and in the ordinary course of its business, does not own and/or operate power generating facilities; (b) confirms that it has received copies of the most recent financial statements delivered pursuant to Sections 6.1(a) and 6.1(b) of the Credit Agreement (or if none of such financial statements shall have theretofore been delivered, copies of the financial statements referred to in Sections 5.5(a) and 5.5(b) of the Credit Agreement) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (c) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent, the other Agents, the L/C Issuers, any other Lender or any other Secured Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, any of the other Loan Documents or any other instrument or document furnished pursuant thereto; (d) appoints and authorizes the Administrative Agent, the Collateral Agent and each L/C Issuer (as applicable) to take such action as agent(s) on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent, the Collateral Agent or such L/C Issuer (as applicable) by the terms thereof, together with such powers as are reasonably incidental thereto; (e) agrees that it will be bound by the provisions of the Credit Agreement and the other Loan Documents and will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender; (f) if the Assignee is not organized under the laws of the United States or a state thereof, attaches the forms prescribed by the IRS certifying as to the Assignee’s exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement, or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by any applicable tax treaty and delivers copies thereof to the Borrower in accordance with Section 11.6 of the Credit Agreement; and (g) if the Assignee is not a Lender, has supplied the information requested on the administrative questionnaire attached hereto as Exhibit A.
     4. The effective date for this Assignment and Assumption shall be the assignment effective date as described in Schedule I hereto (the “Effective Date”), which effective date shall not (unless otherwise agreed to by the Administrative Agent) be earlier than five (5) Business Days after the date of acceptance and recording by the Administrative Agent. Following the execution of this Assignment and Assumption by the Assignee and the Assignor, it will be delivered (together with the processing and recordation fee of $3,500 to be paid by the Assignor or the Assignee to the Administrative Agent and the Assignor’s original Notes (if any) evidencing the applicable Commitment being assigned) to the Administrative Agent for the consent of those Persons required pursuant to Section 11.6 of the Credit Agreement and for acceptance and recording by the Administrative Agent pursuant to Section 11.6 of the Credit Agreement.1

[1]	Any assignment of a Commitment and/or any obligations with respect to any Letter of Credit shall require the prior written consent of (i) the Administrative Agent and each L/C Issuer and in the case of assignments at Pre-Funded L/C Commitments only, the Pre-Funded L/C Agent, which consent in each case shall not be unreasonably withheld or delayed.

Form of Assignment and Assumption

     5. Upon such consents, acceptance and recording, and from and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof, and (b) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents (and if this Assignment and Assumption covers all of the remaining portion of the Assignor’s rights and obligations under the Credit Agreement, the Assignor shall cease to be a party thereto).
     6. Upon the acceptance and recording by the Administrative Agent, and from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and Assignee shall make all appropriate adjustments in payments made by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.
     7. THIS ASSIGNMENT AND ASSUMPTION SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES).
     8. This Assignment and Assumption may be executed in counterparts, each of which shall be deemed to constitute an original, but all of which when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile shall be as effective as delivery of a manually executed counterpart of this Assignment and Assumption.
          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be duly executed by their respective duly authorized officers on Schedule I hereto.

Form of Assignment and Assumption

SCHEDULE I
     Schedule I to the Assignment and Assumption, dated as of [___,___], respecting that certain Credit and Guaranty Agreement, dated as of June [12], 2007 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among (i) Reliant Energy, Inc., a Delaware corporation (the “Borrower”); (ii) the other Loan Parties referred to therein, as Guarantors; (iii) the Lenders referred to therein; and (iv) Deutsche Bank AG New York Branch, as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

Legal Name of Assignor:

Legal Name of Assignee:

Assignment Effective Date:	[2]

Principal Term Loan Amount Assigned	$ [3]

Principal Revolving Credit Commitment Amount Assigned	$ (See footnote 3)

Principal Pre-Funded L/C Commitment Amount Assignment	$ (See footnote 3)

[2]	Unless otherwise agreed to by the Administrative Agent, cannot be earlier than five (5) Business Days after the date of acceptance and recording by the Administrative Agent.

[3]	Pursuant to Section 11.6(b) of the Credit Agreement, each assignment must be in a minimum amount of $1,000,000 with respect to Term Loans, if any, and Pre-Funded L/C Commitments and $10,000,000 with respect to Revolving Credit Commitments, or such lesser amount (1) as shall equal the Assignor’s entire Revolving Credit Commitment, Term Loans, if any, or Pre-Funded L/C Commitments (as applicable) or (2) as may be agreed to by the Administrative Agent, so long as no Event of Default has occurred and is continuing, the Borrower (each such consent not to be unreasonably withheld or delayed).

Form of Assignment and Assumption

[NAME OF ASSIGNOR]
By:
Name:
Title:

[NAME OF ASSIGNEE]
By:
Name:
Title:

[CONSENTED AND[4] ACCEPTED] TO:

DEUTSCHE BANK AG NEW YORK
BRANCH, as Administrative Agent

By:
Name:
Title:

[Each L/C Issuer][5]

[RELIANT ENERGY, INC. [6]

By:
Name:
Title:]

[4]	To be added only if consent of the Administrative Agent is required under Section 11.6 of the Credit Agreement.

[5]	To be added only if the consent of each L/C Issuer is required under Section 11.6 of the Credit Agreement.

[6]	Consent of the Borrower not required (i) if an Event of Default has occurred and is continuing or (ii) as otherwise provided in Section 11.6 of the Credit Agreement.

Form of Assignment and Assumption

EXHIBIT A
to Assignment and Assumption
ADMINISTRATIVE DETAILS REPLY FORM

Reliant Energy, Inc.	CONFIDENTIAL
FAX ALONG WITH COMMITMENT LETTER TO: [                     ] Fax: [                     ]

I. Borrower Name:	Reliant Energy, Inc.

II. Legal Name of Lender for Signature Page:

III. Name of Lender for any eventual tombstone:

IV. Domestic Address:	V. Eurodollar Address:

VI. Contact Information:

	Credit Contact	Operations Contact	Legal Counsel
Name:

Title:

Address:

Telephone:

Facsimile:

E Mail Address

Draft Documentation
	Bid Contact	L/C Contact	Contact
Name:

Title:

Address:

Telephone:

Facsimile:

E Mail Address

ADMINISTRATIVE REPLY FORM

Reliant Energy, Inc.	CONFIDENTIAL
VII. Lender’s Fed Wire Payment Instructions:

Pay to:

(Name of Lender)

	(ABA#)	(City/State)

	(Account #)	(Account Name)

(Attention)
VIII. Lender’s Standby L/C Fed Wire Payment Instructions (if applicable):

Pay to:

(Name of Lender)

	(ABA#)	(City/State)

	(Account #)	(Account Name)

(Attention)
IX. Organizational Structure:

Foreign Br., organized under which laws, etc.

Lender’s Tax ID:

Tax withholding Form Attached (For Foreign Buyers)

[___]	Form W-9

[___]	Form W-8

[___]	Form 4224 effective:

[___]	Form 1001

[___]	W/Hold % Effective

[___]	Form 4224 on file with Bank of America from previous current years transaction

ADMINISTRATIVE DETAILS REPLY FORM

Reliant Energy, Inc.	CONFIDENTIAL
X. Deutsche Bank AG New York Branch’s Payment Instructions:

Servicing Site:	[___]

Pay to:	Deutsche Bank AG New York Branch
ABA #[ ]
Dallas [ ]
Acct. #[ ]
Attn: [ ]
Ref: Reliant Energy, Inc.
XI. Name of Authorized Officer:

Name:

Signature:

Date:

EXHIBIT G
[FORM OF] INSTRUMENT OF ASSUMPTION AND JOINDER
     INSTRUMENT OF ASSUMPTION AND JOINDER dated as of ___, 20___ (the “Instrument of Assumption and Joinder”) made by [Insert Name of New Loan Party] a [Insert State of Organization] [corporation, limited partnership or limited liability company] (the “Company”) in favor of the lenders (the “Lenders”) referred to in that certain Credit and Guaranty Agreement, dated as of June 12, 2007 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among (i) Reliant Energy, Inc., a Delaware corporation (the “Borrower”); (ii) the other Loan Parties referred to therein, as Guarantors; (iii) the Lenders referred to therein; and (iv) Deutsche Bank AG New York Branch, as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.
     Reference is hereby made to:
     (a) the Credit Agreement;
     (b) the Security Agreements; and
     [(c) the Contribution Agreement.]
WITNESSETH
     The Company is a [State of Organization] [corporation, limited partnership or limited liability company] and is a Subsidiary of [Name of Loan Party]. [Pursuant to clause (a) of Section 6.11 of the Credit Agreement, the Company is required to execute this document: (i) as a newly formed or acquired Domestic Subsidiary of [Name of Loan Party], which Domestic Subsidiary has either (a) assets with an aggregate book value in excess of $50,000,000 or (b) $25,000,000 or more of Consolidated EBITDA during the four-Fiscal Quarter period most recently ended, (ii) as a Domestic Subsidiary that was formed or acquired after the Closing Date and which did not have either (a) assets with a book value in excess of $50,000,000 or (b) $25,000,000 or more of Consolidated EBITDA during the four-Fiscal Quarter period most recently ended, and has subsequently acquired or otherwise holds assets with a book value in excess of $50,000,000 or has $25,000,000 or more of Consolidated EBITDA during the four-Fiscal Quarter period most recently ended, (iii) as a Domestic Subsidiary that has ceased to be an Excluded Entity or (iv) as a Domestic Subsidiary that has Guaranteed Indebtedness of the Borrower other than the Obligations.] or [The Company is required to execute this document pursuant to Section 6.12(b).]
     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company hereby agrees as follows:
     1. Guaranty Supplement.
          (a) The Company hereby expressly confirms that it has assumed, and hereby agrees to perform and observe and be bound by, each and every one of the covenants, promises,

Form of Instrument of Assumption and Joinder

agreements, terms, obligations, duties and liabilities of (i) a Loan Party under the Credit Agreement and each other Loan Document applicable to it as a Loan Party, (ii) a Guarantor under the Credit Agreement and each other Loan Document applicable to it as a Guarantor, (iii) a Grantor (such term being used herein as defined in the Security Agreements) under the Security Agreements [, and (iv) a Contributor (such term being used herein as defined in the Contribution Agreement)] under the Contribution Agreement. By virtue of the foregoing, the Company hereby accepts and assumes any liability of (x) a Loan Party and/or a Guarantor related to each representation, warranty, covenant or obligation made by a Loan Party and/or a Guarantor in the Credit Agreement or any other Loan Document and hereby expressly affirms, as of the date hereof, each of such representations, warranties, covenants and obligations, (y) a Grantor related to each representation, warranty, covenant or obligation made by a Grantor in the Security Agreements, and hereby expressly affirms, as of the date hereof, each of such representations, warranties, covenants and obligations[, and (z) a Contributor related to each covenant or obligation made by a Contributor in the Contribution Agreement and hereby expressly affirms, as of the date hereof, each of such covenants and obligations].
          (b) All references to the term “Loan Party” or “Guarantor” in the Credit Agreement or in any other Loan Document, or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be a reference to, and shall include, the Company.
          (c) All references to the term “Grantor” in the Security Agreements or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be a reference to, and shall include, the Company.
          [(d) All references to the term “Contributor” in the Contribution Agreement, or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be a reference to, and shall include, the Company.]
     2. Representations and Warranties. The Company hereby represents and warrants to the Lenders and the other Secured Parties as follows:
          (a) The Company has the requisite [corporate, partnership or limited liability company] power and authority to enter into this Instrument of Assumption and Joinder and to perform its obligations hereunder and under the Credit Agreement, the Security Agreements [, the Contribution Agreement] and any other Loan Document to which it is a party. The execution, delivery and performance of this Instrument of Assumption and Joinder by the Company and the performance of its obligations under the Credit Agreement, the Security Agreement[, the Contribution Agreement] and any other Loan Document to which it is a party have been duly authorized by the [Board of Directors] of the Company and no other [corporate, partnership or limited liability company] action or proceedings on the part of the Company are necessary to authorize the execution, delivery or performance of this Instrument of Assumption and Joinder, the transactions contemplated hereby or the performance of its obligations under the Credit Agreement, the Security Agreement [, the Contribution Agreement] or any other Loan Document. This Instrument of Assumption and Joinder has been duly

Form of Instrument of Assumption and Joinder

executed and delivered by the Company. This Instrument of Assumption and Joinder, the Credit Agreement, the Security Agreements [and the Contribution Agreement,] each constitutes the legal, valid and binding obligation of the Company enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity, whether such enforceability is considered in a proceeding at law or in equity.
          (b) The representations and warranties set forth in Article 5 of the Credit Agreement, as applicable to Company, are true and correct on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date) with the same effect as if made on and as of the date hereof.
          (c) The authorized capitalization of the Company, the number of shares of its capital stock outstanding on the date hereof, and the ownership of the outstanding shares of its capital stock is set forth on Schedule 1 hereto [or “the general partners of the Company and the ownership of its partnership interests are set forth on Schedule 1 hereto” or “the members of the Company and the ownership of its limited liability company interests are set forth on Schedule 1 hereto”].
          (d) The information required pursuant to Section 6.13 of the Security Agreements, as set forth on Schedule 2 hereto, is true and correct in all [material]1 respects.
     3. Further Assurances. At any time and from time to time, upon the Administrative Agent’s or the Collateral Agent’s request and at the sole expense of the Company, the Company will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent or the Collateral Agent reasonably deems necessary to effect the purposes of this Instrument of Assumption and Joinder.
     4. Binding Effect. This Instrument of Assumption and Joinder shall be binding upon the Company and shall inure to the benefit of the Lenders and the other Secured Parties and their respective successors and assigns.
     5. GOVERNING LAW. THIS INSTRUMENT OF ASSUMPTION AND JOINDER SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.
     6. Miscellaneous. Delivery of an executed signature page to this Instrument of Assumption and Joinder by facsimile shall be effective as delivery of a manually executed copy of this Instrument of Assumption and Joinder. This Instrument of Assumption and Joinder is a Loan Document pursuant to the Credit Agreement.

1	The word “material” is not to be inserted if the Company is a newly formed Subsidiary of the Borrower or any Loan Party but may be inserted if the Company has been acquired.

Form of Instrument of Assumption and Joinder

     IN WITNESS WHEREOF, the undersigned has caused this Instrument of Assumption and Joinder to be duly executed and delivered by its duly authorized officer as of the date first above written.

[NAME OF COMPANY]
By:
Name:
Title:

Form of Instrument of Assumption and Joinder

SCHEDULE 1
to Instrument of Assumption and Joinder
Authorized Capitalization
[Number of shares of capital stock outstanding:
Ownership of the outstanding capital stock:]
or
[General Partners:
Ownership of the partnership interests:]
or
[Members of the Company:
Ownership of the limited liability company interests:]

Form of Instrument of Assumption and Joinder

Schedule 2
to Instrument of Assumption and Joinder
[Supplement to Schedules to Security Agreement]

Form of Instrument of Assumption and Joinder

EXHIBIT H
FORM OF INCREMENTAL TERM LOAN COMMITMENT AGREEMENT
[Name(s) of Lender(s)]
Reliant Energy, Inc.
1000 Main Street
Houston, Texas
77002
Re: Incremental Term Loan Commitments
Ladies and Gentlemen:
     Reference is hereby made to the Credit and Guaranty Agreement, dated as of June 12, 2007 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among (i) Reliant Energy, Inc., a Delaware corporation (the “Borrower”); (ii) the other Loan Parties referred to therein, as Guarantors; (iii) the Lenders referred to therein; and (iv) Deutsche Bank AG New York Branch, as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.
     Each Lender (each, an “Incremental Term Loan Lender”) party to this letter agreement (this “Agreement”) hereby severally agrees to provide the Incremental Term Loan Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Term Loan Lender, its “Incremental Term Loan Commitment”). Each Incremental Term Loan Commitment provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Sections 2.1(d) and 2.13 thereof.
     Each Incremental Term Loan Lender, the Borrower and the Administrative Agent acknowledge and agree that the Incremental Term Loan Commitments provided pursuant to this Agreement shall constitute Incremental Term Loan Commitments of the respective Tranche specified in Annex I attached hereto and, upon the incurrence of Incremental Term Loans pursuant to such Incremental Term Loan Commitments, shall constitute Incremental Term Loans under such specified Tranche for all purposes of the Credit Agreement and the other applicable Loan Documents. Each Incremental Term Loan Lender, the Borrower and the Administrative Agent further agree that, with respect to the Incremental Term Loan Commitment provided by each Incremental Term Loan Lender pursuant to this Agreement, such Incremental Term Loan Lender shall receive from the Borrower such upfront fees, unutilized commitment fees and/or other fees, if any, as may be separately agreed to in writing with the Borrower and the Administrative Agent, all of which fees shall be due and payable to such Incremental Term Loan Lender on the terms and conditions set forth in each such separate agreement.
     Furthermore, each of the parties to this Agreement hereby agree to the terms and conditions set forth on Annex I hereto in respect of each Incremental Term Loan Commitment provided pursuant to this Agreement.

Exhibit H

     Each Incremental Term Loan Lender party to this Agreement, to the extent not already a party to the Credit Agreement as a Lender thereunder, (i) confirms that it is an Eligible Assignee, (ii) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender, and (v) in the case of each Incremental Term Loan Lender organized under the laws of a jurisdiction outside the United States, attaches the forms referred to in Section 3.1(e) of the Credit Agreement, certifying as to its entitlement as of the date hereof to a complete exemption from United States withholding taxes with respect to all payments to be made to it by the Borrower under the Credit Agreement and the other Loan Documents.
     Upon the date of (i) the execution of a counterpart of this Agreement by each Incremental Term Loan Lender, the Administrative Agent, the Borrower and each Guarantor, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile or other electronic transmission) hereof, (iii) the payment of any fees then due and payable in connection herewith and (iv) the satisfaction of any other conditions precedent set forth in Section 9 of Annex I hereto (such date, the “Agreement Effective Date”), each Incremental Term Loan Lender party hereto (i) shall be obligated to make the Incremental Term Loans provided to be made by it as provided in this Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement and (ii) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other applicable Loan Documents.
     The Borrower acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Term Loan Commitments provided hereby including, without limitation, all Incremental Term Loans made pursuant thereto, and (ii) all such Obligations (including all such Incremental Term Loans) shall be entitled to the benefits of the Security Documents.
     Each Guarantor acknowledges and agrees that all Obligations with respect to the Incremental Term Loan Commitments provided hereby and all Incremental Term Loans made pursuant thereto shall (i) be fully guaranteed pursuant to the Guaranty as, and to the extent, provided in the Credit Agreement and (ii) be entitled to the benefits of the Loan Documents as, and to the extent, provided therein and in the Credit Agreement.
     Attached hereto as Annex II is the officers’ certificate required to be delivered pursuant to clause (b) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement certifying that the conditions set forth in clause

Exhibit H

(a) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement have been satisfied (together with calculations demonstrating same (where applicable) in reasonable detail).
     Attached hereto as Annex III [is an opinion] [are opinions] of [insert name or names of counsel, including in-house counsel, who will be delivering opinions], counsel to the respective Loan Parties, delivered as required pursuant to clause (d) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement.
     Attached hereto as Annex IV are true and correct copies of officers’ certificates, board of director resolutions and good standing certificates of the Loan Parties required to be delivered pursuant to clause (e) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement.
     You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on                     , ___. If you do not so accept this Agreement by such time, our Incremental Term Loan Commitments set forth in this Agreement shall be deemed canceled.
     After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile or other electronic transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 11.1 of the Credit Agreement.
     In the event of any conflict between the terms of this Agreement and those of the Credit Agreement, the terms of the Credit Agreement shall control.
*****

Exhibit H

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Very truly yours, [NAME OF EACH INCREMENTAL TERM LOAN LENDER]
By
Name:
Title

Agreed and Accepted
this ___ day of                     , ___:

RELIANT ENERGY INC.

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Exhibit H

Each Guarantor acknowledges and agrees to each the foregoing provisions of this Incremental Term Loan Commitment Agreement and to the incurrence of the Incremental Term Loans to be made pursuant thereto.

[EACH GUARANTOR], as a Guarantor

By:
Name:
Title:

ANNEX I
TERMS AND CONDITIONS FOR
INCREMENTAL TERM LOAN COMMITMENT AGREEMENT
Dated as of                     , ___
1.	Name of Borrower: Reliant Energy, Inc.

2.	Incremental Term Loan Commitment Amounts (as of the Agreement Effective Date):

Amount of Incremental Term Loan
Names of Incremental Term Loan Lenders	Commitment

Total:
3.	Designation of Tranche of Incremental Term Loan Commitments (and Incremental Term Loans to be funded thereunder):

4.	Indicate the Incremental Term Loan Borrowing Date:

5.	Incremental Term Loan Maturity Date:

7.	Dates for, and amounts of, Incremental Term Loan Scheduled Repayments:

8.	Applicable Margins:

9.	Other Conditions Precedent:

ANNEX II
[officers’ certificate required to be delivered pursuant to clause (b) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement certifying that the conditions set forth in clause (a) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement have been satisfied]

ANNEX III
[opinion[s] of counsel to the respective Loan Parties, delivered as required pursuant to clause (d) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement]

ANNEX IV
[true and correct copies of officers’ certificates, board of director resolutions and good standing certificates of the Loan Parties required to be delivered pursuant to clause (e) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement]

EXHIBIT I
FORM OF INCREMENTAL RL COMMITMENT AGREEMENT
[Name(s) of Lender(s)]
[Date]
Reliant Energy, Inc.
1000 Main Street
Houston, Texas
77002
Re: Incremental RL Commitments
Ladies and Gentlemen:
     Reference is hereby made to the Credit and Guaranty Agreement, dated as of June 12, 2007 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among (i) Reliant Energy, Inc., a Delaware corporation (the “Borrower”); (ii) the other Loan Parties referred to therein, as Guarantors; (iii) the Lenders referred to therein; and (iv) Deutsche Bank AG New York Branch, as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.
     Each Lender (each an “Incremental RL Lender”) party to this letter agreement (this “Agreement”) hereby severally agrees to provide the Incremental RL Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental RL Lender, its “Incremental RL Commitment”). Each Incremental RL Commitment provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Section 2.1(b) and Section 2.14 thereof.
     Each Incremental RL Lender, the Borrower and the Administrative Agent acknowledge and agree that the Incremental RL Commitments provided pursuant to this Agreement shall constitute Incremental RL Commitments and, upon the Agreement Effective Date (as hereinafter defined), the Incremental RL Commitment of each Incremental RL Lender shall become, or in the case of an existing RL Lender, shall be added to (and thereafter become a part of), the Revolving Loan Commitment of such Incremental RL Lender. Each Incremental RL Lender, the Borrower and the Administrative Agent further agree that, with respect to the Incremental RL Commitment provided by each Incremental RL Lender pursuant to this Agreement, such Incremental RL Lender shall receive from Borrower such upfront fees, unutilized commitment fees and/or other fees, if any, as may be separately agreed to in writing with Borrower and acknowledged by the Administrative Agent, all of which fees shall be due and payable to such Incremental RL Lender on the terms and conditions set forth in each such separate agreement.

Exhibit I

     Furthermore, each of the parties to this Agreement hereby agree to the terms and conditions set forth on Annex I hereto in respect of each Incremental RL Commitment provided pursuant to this Agreement.
     Each Incremental RL Lender party to this Agreement, to the extent not already a party to the Credit Agreement as a Lender thereunder, (i) confirms that it is an Eligible Transferee, (ii) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender, and (v) in the case of each Incremental RL Lender organized under the laws of a jurisdiction outside the United States, attaches the forms referred to in Section 3.1(e) of the Credit Agreement, certifying as to its entitlement as of the date hereof to a complete exemption from United States withholding taxes with respect to all payments to be made to it by the Borrower under the Credit Agreement and the other Loan Documents.
     Upon the date of (i) the execution of a counterpart of this Agreement by each Incremental RL Lender, the Administrative Agent, the Borrower and each Subsidiary Guarantor, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile or other electronic transmission) hereof, (iii) the payment of any fees then due and payable in connection herewith and (iv) the satisfaction of any other conditions precedent set forth in Section 3 of Annex I hereto (such date, the “Agreement Effective Date”), each Incremental RL Lender party hereto (i) shall be obligated to make the Revolving Loans provided to be made by it as provided in this Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement and (ii) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other applicable Loan Documents.
     The Borrower acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental RL Commitments provided hereby including, without limitation, all Revolving Loans made pursuant thereto, and (ii) all such Obligations (including all such Revolving Loans) shall be entitled to the benefits of the Security Documents.
     Each Guarantor acknowledges and agrees that all Obligations with respect to the Incremental RL Commitments provided hereby and all Revolving Loans made pursuant thereto shall (i) be fully guaranteed pursuant to the Guaranty as, and to the extent, provided in the Credit Agreement and (ii) be entitled to the benefits of the Loan Documents as, and to the extent, provided therein and in the Credit Agreement.

Exhibit I

     Attached hereto as Annex II is the officer’s certificate required to be delivered pursuant to clause (b) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement certifying that the conditions set forth in clause (a) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement have been satisfied (together with calculations demonstrating same (where applicable) in reasonable detail).
     Attached hereto as Annex III [is an opinion] [are opinions] of [insert name or names of counsel, including in-house counsel, who will be delivering opinions], counsel to the respective Loan Parties, delivered as required pursuant to clause (d) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement.
     Attached hereto as Annex IV are true and correct copies of officers’ certificates, board of director resolutions and good standing certificates of the Loan Parties required to be delivered pursuant to clause (e) of the definition of “Incremental Loan Commitment Requirements” appearing in Section 1 of the Credit Agreement.
     You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on [                     ___, 20___]. If you do not so accept this Agreement by such time, our Incremental RL Commitments set forth in this Agreement shall be deemed canceled.
     After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile or other electronic transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 11.1 of the Credit Agreement.
     In the event of any conflict between the terms of this Agreement and those of the Credit Agreement, the terms of the Credit Agreement shall control.
* * *

Exhibit I

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Very truly yours, [NAME OF EACH INCREMENTAL RL LENDER]
By
Name:
Title

Agreed and Accepted
this ___ day of                     , ___:

RELIANT ENERGY, INC.
By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent
By:
Name:
Title:

By:
Name:
Title:

Exhibit I

Each Guarantor acknowledges and agrees to each the foregoing provisions of this Incremental RL Commitment Agreement and to the incurrence of the Revolving Loans to be made pursuant thereto.

[EACH GUARANTOR], as a Guarantor
By:
Name:
Title:

ANNEX I
TERMS AND CONDITIONS FOR INCREMENTAL RL COMMITMENT AGREEMENT
Dated as of ___, ___
1.	Name of the Borrower: Reliant Energy, Inc.

2.	Incremental RL Commitment amounts (as of the Agreement Effective Date):

Names of Incremental RL Lenders	Amount of Incremental RL Commitment

Total:
3.	Other Conditions Precedent: